                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                          SALE AND SERVICING AGREEMENT

                                      among

                        WFS FINANCIAL 2005-3 OWNER TRUST,
                                   as Issuer,

                         WFS RECEIVABLES CORPORATION 3,
                                   as Seller,

                                       and

                               WFS FINANCIAL INC,
                               as Master Servicer

                            Dated as of July 1, 2005

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                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01. Definitions..............................................................................     1
Section 1.02. Usage of Terms...........................................................................    24
Section 1.03. Calculations.............................................................................    25

                                   ARTICLE TWO

                             CONVEYANCE OF CONTRACTS

Section 2.01. Conveyance of Contracts..................................................................    26

                                  ARTICLE THREE

                                  THE CONTRACTS

Section 3.01. Representations and Warranties of the Seller.............................................    30
Section 3.02. Purchase of Certain Contracts............................................................    37
Section 3.03. Custody of Contract Files................................................................    38
Section 3.04. Duties of Master Servicer as Custodian...................................................    38
Section 3.05. Instructions; Authority to Act...........................................................    39
Section 3.06. Indemnification..........................................................................    40
Section 3.07. Effective Period and Termination.........................................................    40
Section 3.08. Nonpetition Covenant.....................................................................    40
Section 3.09. Collecting Title Documents Not Delivered at the Closing Date or on a
              Subsequent Transfer Date.................................................................    41

                                  ARTICLE FOUR

                    ADMINISTRATION AND SERVICING OF CONTRACTS

Section 4.01. Duties of Master Servicer................................................................    42
Section 4.02. Collection of Contract Payments..........................................................    46
Section 4.03. Realization upon Defaulted Contracts and Liquidated Contracts............................    46
Section 4.04. Insurance................................................................................    47
Section 4.05. Maintenance of Security Interests in Financed Vehicles...................................    47
Section 4.06. Covenants, Representations and Warranties of the Master Servicer.........................    47
Section 4.07. Repurchase of Contracts upon Breach of Covenant..........................................    49
Section 4.08. Servicing Compensation...................................................................    50
Section 4.09. Reporting by the Master Servicer.........................................................    50
Section 4.10. Annual Statement as to Compliance........................................................    53
Section 4.11. Annual Independent Certified Public Accountants' Report..................................    53

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Section 4.12. Access to Certain Documentation and Information Regarding Contracts......................    54
Section 4.13. Fidelity Bond............................................................................    54
Section 4.14. Indemnification; Third Party Claims......................................................    54
Section 4.15. Maintenance of the Interest Rate Swap Agreement..........................................    54

                                  ARTICLE FIVE

          DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS TO SECURITYHOLDERS

Section 5.01. Establishment of Trust Accounts..........................................................    55
Section 5.02. Collections; Net Deposits................................................................    57
Section 5.03. Application of Collections...............................................................    58
Section 5.04. Advances and Nonrecoverable Advances; Repurchase Amounts.................................    58
Section 5.05. Distributions............................................................................    59
Section 5.06. Spread Account...........................................................................    61
Section 5.07. Pre-Funding Account......................................................................    62
Section 5.08. Secondary Spread Account.................................................................    63
Section 5.09. Statements to Securityholders............................................................    63

                                   ARTICLE SIX

                                   THE SELLER

Section 6.01. Corporate Existence......................................................................    66
Section 6.02. Liability of Seller; Indemnities.........................................................    66
Section 6.03. Merger or Consolidation of, or Assumption of the Obligations of, the
              Seller; Certain Limitations..............................................................    67
Section 6.04. Limitation on Liability of Seller and Others.............................................    68
Section 6.05. Seller Not to Resign.....................................................................    69
Section 6.06. Seller May Own Securities................................................................    69

                                  ARTICLE SEVEN

                               THE MASTER SERVICER

Section 7.01. Liability of Master Servicer; Indemnities................................................    70
Section 7.02. Corporate Existence; Status of Master Servicer; Merger...................................    71
Section 7.03. Performance of Obligations...............................................................    71
Section 7.04. Master Servicer Not to Resign; Assignment................................................    71
Section 7.05. Limitation on Liability of Master Servicer and Others....................................    72

                                  ARTICLE EIGHT

                                     DEFAULT

Section 8.01. Servicer Default.........................................................................    74

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Section 8.02. Indenture Trustee to Act; Appointment of Successor.......................................    75
Section 8.03. Repayment of Advances....................................................................    76
Section 8.04. Notification to Noteholders and Certificateholders.......................................    76
Section 8.05. Waiver of Past Defaults..................................................................    76
Section 8.06. Backup Servicer..........................................................................    77

                                  ARTICLE NINE

                                   TERMINATION

Section 9.01. Optional Purchase of All Contracts.......................................................    78

                                   ARTICLE TEN

                                  MISCELLANEOUS

Section 10.01. Amendment...............................................................................    80
Section 10.02. Protection of Title to Trust............................................................    81
Section 10.03. Governing Law...........................................................................    83
Section 10.04. Notices.................................................................................    83
Section 10.05. Severability of Provisions..............................................................    84
Section 10.06. Assignment..............................................................................    85
Section 10.07. Third Party Beneficiaries...............................................................    85
Section 10.08. Counterparts............................................................................    85
Section 10.09. Headings................................................................................    85
Section 10.10. Assignment by Issuer....................................................................    85
Section 10.11. Limitation of Liability of Owner Trustee................................................    85
Section 10.12. Limitation on Recourse Against WFSRC3...................................................    85

                                    SCHEDULES

Schedule A - Schedule of Contracts.....................................................................  SA-1
Schedule B - Location of Contract Files................................................................  SB-1
Schedule C - Secondary Spread Account Trigger Percentages..............................................  SC-1

                                    EXHIBITS

Exhibit A - Form of RIC................................................................................   A-1
Exhibit B - Form of Distribution Date Statement........................................................   B-1
Exhibit C - Form of Management's Assertion Letter......................................................   C-1
Exhibit D - Form of Management's Representation Letter.................................................   D-1

     This Sale and Servicing Agreement, dated as of July 1, 2005, is among WFS Financial 2005-3 Owner Trust, as issuer (the "Issuer"), WFS Receivables Corporation 3, as seller (the "Seller"), and WFS Financial Inc ("WFS"), as master servicer (the "Master Servicer").

     WHEREAS, the Issuer desires to purchase from the Seller a portfolio of receivables arising in connection with automobile retail installment sales contracts and installment loans (collectively, the "Contracts") primarily originated by motor vehicle dealers and purchased by WFS, which Contracts were subsequently sold by WFS to the Seller;

     WHEREAS, the Seller is willing to sell the Contracts to the Issuer pursuant to the terms hereof; and

     WHEREAS, the Master Servicer is willing to service the Contracts pursuant to the terms hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

     Section 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

     "Administrator" shall have the meaning specified in the administration agreement, dated as of July 1, 2005, among the Trust, the Depositor, the Indenture Trustee and the Administrator.

     "Advance" means the aggregate amount that the Master Servicer is required to advance in respect of the Contracts in respect of a Collection Period pursuant to Section 5.04(a).

     "Advanced Insurance Premiums" mean any amounts due to the Master Servicer for amounts advanced by the Master Servicer to acquire an LDI Policy as to a Financed Vehicle. Advanced Insurance Premiums shall not be a part of Monthly P&I and shall be retained by or reimbursed to the Master Servicer as set forth in Sections 4.01 and 5.03.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Aggregate Net Liquidation Losses" means, with respect to any Collection Period, the aggregate of the amounts by which (i) the principal amount of each Contract that became a Liquidated Contract pursuant to clause (ii) or (iv) of the definition of the term "Liquidated

Contract" during such Collection Period plus accrued and unpaid interest thereon (adjusted to the Net Contract Rate) to the last Due Date in such Collection Period exceeds (ii) the Net Liquidation Proceeds for such Contract.

     "Aggregate Principal Balance" means, with respect to any date and the Contracts referenced, the aggregate of the Principal Balances of such Contracts as of such date and, if no Contracts are referenced, the aggregate of the Principal Balances of all Outstanding Contracts as of such date.

     "Aggregate Principal Distributable Amount" means the sum of the Class A Undercollateralization Amount, the Class B Undercollateralization Amount, the Class C Undercollateralization Amount, the Class D Undercollateralization Amount, the Overcollateralization Distributable Amount and with respect to the first Distribution Date only, the Remaining Pre-Funding Amount, if any, as of the close of business of the last day of the Pre-Funding Period.

     "Aggregate Repurchase Amount" means, with respect to the purchase of Contracts pursuant to Section 9.01(a), an amount equal to the sum of the amounts described in clauses (i) through (v) of Section 9.01(e).

     "Agreement" means this Sale and Servicing Agreement.

     "APR" of a Contract means annual percentage rate and is the annual rate of finance charges specified in such Contract.

     "Assignments" means, collectively, the original instrument of assignment of a Contract and all other documents securing such Contract made by the Seller to the Issuer (or in the case of any Contract acquired by the Seller from another Person, from such other Person to the Seller and from the Seller to the Issuer) which is in a form sufficient under the laws of the jurisdiction under which the security interest in the related Financed Vehicle arises to permit the assignee to exercise all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the Obligee under such Contract and which may, to the extent permitted by the laws of such jurisdiction, be a blanket instrument of assignment covering other Contracts as well and which may also, to the extent permitted by the laws of the jurisdiction governing such Contract, be an instrument of assignment running directly from the related Seller to the Issuer.

     "Available Funds" means, with respect to any Distribution Date, the sum of
(i) Net Collections, (ii) the Spread Account Balance, (iii) if such Distribution Date is prior to the end of the Pre-Funding Period, the Pre-Funding Account Investment Earnings, if any, for the related Collection Period, (iv) the Secondary Spread Account Withdrawal Amount, if any, and (v) for the first Distribution Date following the end of the Pre-Funding Period, any Remaining Pre-Funding Amount.

     "Backup Servicer" means Deutsche Bank Trust Company Americas.

     "Backup Servicer Event" means the occurrence of any of the following events: (i) the Bank's long-term senior debt rating is downgraded to "B3" or less by Moody's, (ii) an Event of Default or (iii) a Servicer Default.

     "Bank" means Western Financial Bank.

     "Bankruptcy Code" has the meaning specified in the Trust Agreement.

     "Basic Documents" shall have the meaning specified in the Indenture.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in Los Angeles, California, Newark, Delaware or New York, New York are authorized or obligated by law, executive order or government decree to remain closed.

     "Certificate Distributable Amount" means the aggregate amount of the Excess Spread Amount distributed to Certificateholders pursuant to Section 5.06(c).

     "Certificate Distribution Account" shall have the meaning specified in the Trust Agreement.

     "Certificate Percentage Interest" means, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The initial Certificate Percentage Interest held by the Seller shall be 100%.

     "Certificate Register" shall have the meaning specified in the Trust Agreement.

     "Certificate Registrar" shall have the meaning specified in the Trust Agreement.

     "Certificateholders" shall have the meaning specified in the Trust
Agreement.

     "Certificates" means the Trust Certificates (as such term is defined in the Trust Agreement).

     "Chapter 13 Bankruptcy Proceeding" means a bankruptcy proceeding under Chapter 13 of Title 11 of the United States Code.

     "Chapter 13 Contract" means a Contract with respect to which the related Obligor is subject to a Chapter 13 Bankruptcy Proceeding and is in compliance with a Chapter 13 Plan of Reorganization.

     "Chapter 13 Plan of Reorganization" means a plan of reorganization that has been approved by a court with jurisdiction over an Obligor under a Contract in a Chapter 13 Bankruptcy Proceeding.

     "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

     "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A Undercollateralization Amount" means, with respect to any Distribution Date, the excess, if any, of the Outstanding Amount of the Class A Notes on that Distribution Date (before giving effect to any payments made to Holders of the Notes on such Distribution Date) over the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Class A-1 Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class A-1 Note" shall have the meaning specified in the Indenture.

     "Class A-1 Rate" means 3.66838% per annum.

     "Class A-2 Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class A-2 Note" shall have the meaning specified in the Indenture.

     "Class A-2 Rate" means 4.11% per annum.

     "Class A-3 Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class A-3 Note" shall have the meaning specified in the Indenture.

     "Class A-3A Note" shall have the meaning specified in the Indenture.

     "Class A-3A Rate" means 4.25% per annum.

     "Class A-3B Note" shall have the meaning specified in the Indenture.

     "Class A-3B Rate" means, with respect to any Interest Period, the lesser of
(i) the sum of (a) the LIBOR Rate and 0.01% per annum and (ii) the maximum rate permitted by applicable law.

     "Class A-4 Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class A-4 Note" shall have the meaning specified in the Indenture.

     "Class A-4 Rate" means 4.39% per annum.

     "Class B Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class B Note" shall have the meaning specified in the Indenture.

     "Class B Rate" means 4.50% per annum.

     "Class B Undercollateralization Amount" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Class A Notes and Class B Notes on that Distribution Date (before giving effect to any payments made to Holders of the Notes on such Distribution Date) over the sum of the Class A Undercollateralization Amount and the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Class C Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class C Note" shall have the meaning specified in the Indenture.

     "Class C Rate" means 4.54% per annum.

     "Class C Undercollateralization Amount" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Class A Notes, Class B Notes and Class C Notes on such Distribution Date (before giving effect to any payments made to Holders of the Notes on that Distribution Date) over the sum of the Class A Undercollateralization Amount, the Class B Undercollateralization Amount and the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Class D Final Scheduled Distribution Date" shall have the meaning specified in the Indenture.

     "Class D Note" shall have the meaning specified in the Indenture.

     "Class D Rate" means 4.76% annum.

     "Class D Undercollateralization Amount" means, with respect to any Distribution Date, the excess, if any, of the Outstanding Amount of the Notes on such Distribution Date (before giving effect to any payment to Holders of the Notes on such Distribution Date) over the sum of the Class A Undercollateralization Amount, the Class B Undercollateralization Amount, the Class C Undercollateralization Amount and the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Closing Date" means July 27, 2005.

     "Collection Account" means the account established and maintained as such pursuant to Section 5.01.

     "Collection Period" means, with respect to any Distribution Date, the period commencing on the first day of the month preceding the month in which such Distribution Date occurs (or from, but excluding, the Initial Cut-Off Date in the case of the first Distribution Date) through the last day of such month.

     "Contract" means each retail installment sales contract and security agreement or installment loan agreement and security agreement, in each case transferred by the Seller to the

Issuer hereunder on the Closing Date or on a Subsequent Transfer Date pursuant to the related Second Tier Subsequent Assignment, which has been executed by an Obligor and pursuant to which such Obligor purchased, financed or pledged the Financed Vehicle described therein, agreed to pay the deferred purchase price (i.e., the purchase price net of any down payment) or amount borrowed, together with interest, as therein provided in connection with such purchase or loan, granted a security interest in such Financed Vehicle and undertook to perform certain other obligations as specified in such Contract and which has been conveyed to the Issuer pursuant to this Agreement.

     "Contract Documents" means, with respect to each Contract, (i) the Contract; (ii) either the original Title Document for the related Financed Vehicle or a duplicate copy thereof issued or certified by the Registrar of Titles which issued the original thereof, together with evidence of perfection of the security interest in the related Financed Vehicle granted by such Contract, as determined by the Master Servicer to be permitted or required to perfect such security interest under the laws of the applicable jurisdiction (or, in the case of a Contract listed on the Schedule of Contracts, written evidence from the Dealer selling such Financed Vehicle that the Title Document for such Financed Vehicle showing the Seller as first lienholder has been applied for); (iii) the related Assignments; (iv) any agreement(s) modifying the Contract (including any extension agreement(s)); and (v) documents evidencing the existence of physical damage insurance covering such Financed Vehicle.

     "Contract Files" means the Contract Documents and all other papers and computerized records customarily kept by the Master Servicer and each Subservicer, as the case may be, in servicing contracts and loans comparable to the Contracts.

     "Contract Number" means, with respect to any Contract, the number assigned to such Contract by the Master Servicer, which number is set forth in the related Schedule of Contracts.

     "Contract Rate" means, with respect to a Contract, the interest rate borne by such Contract.

     "Contracts" means the Contracts sold to the Issuer by the Seller.

     "Controlling Class" shall have the meaning specified in the Indenture.

     "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005,
Attention: Corporate Trust & Agency Services - Structured Finance Services; or at such other address as the Indenture Trustee may designate from time to time by notice to the Certificateholders, the Master Servicer and the Seller.

     "Cut-Off Date" means the date after which the Trust will be entitled to receive payments of principal received and payments of interest accrued and received on the Contracts, which will be (i) the Initial Cut-Off Date, in the case of the Contracts transferred to the Trust on the Closing Date, and (ii) the related Subsequent Cut-Off Date, in the case of Contracts transferred to the Trust during the Pre-Funding Period.

     "Cut-Off Date Aggregate Principal Balance" means the aggregate Principal Balance of the (i) Initial Contracts as of the Initial Cut-Off Date and (ii) Subsequent Contracts as of their respective Subsequent Cut-Off Dates.

     "Dealer" means the seller of a Financed Vehicle, which seller originated and assigned the related Contract, including the Bank.

     "Defaulted Contract" means, with respect to any Collection Period, a Contract (i) which is, at the end of such Collection Period, all or a part of at least two monthly payments is delinquent or (ii) with respect to which the related Financed Vehicle has been repossessed or repossession efforts have commenced.

     "Definitive Notes" shall have the meaning specified in the Indenture.

     "Delinquent Contract" means a Contract for which the Monthly P&I payment for a Due Date was not received by the Master Servicer on or before that Due Date. A Delinquent Contract for which the Monthly P&I payment was not received on or before the last Business Day of the calendar month next following the month in which that Due Date occurs is referred to as a "30 to 59 day Delinquent Contract". A Delinquent Contract for which the Monthly P&I payment was not received on or before the last Business Day of the second calendar month next following the month in which that Due Date occurs is referred to as a "60 to 89 day Delinquent Contract". A Delinquent Contract for which the Monthly P&I payment was not received on or before the last Business Day of the third calendar month next following the month in which that Due Date occurs is referred to as a "90 to 119 day Delinquent Contract". A Delinquent Contract for which the Monthly P&I payment was not received on or before the last Business Day of the fourth calendar month next following the month in which that Due Date occurs is referred to as a "120 day and over Delinquent Contract".

     "Delivery" means, when used with respect to Trust Account Property:

          (i) with respect to certificated securities, bankers' acceptances, commercial paper, negotiable certificates of deposit and any other obligations which evidence a right to the payment of money and is not itself a security agreement or lease and is of a type which is in ordinary course of business transferred by delivery with necessary endorsement or assignment (collectively, "Physical Property"): (A) the Indenture Trustee or the Owner Trustee, as the case may be, or its Financial Intermediary acquires possession of the Physical Property, and evidence that any such Physical Property that is in registerable form has been registered in the name of the Trustee, its Financial Intermediary, its custodian or its nominee; (B) the Financial Intermediary, not a clearing corporation, sends the Indenture Trustee or the Owner Trustee, as the case may be, confirmation of the transfer and also by book entry or otherwise identifies as belonging to the Indenture Trustee or the Owner Trustee, as the case may be, the Physical Property in the Financial Intermediary's possession; or
     (C) with respect to a clearing corporation, appropriate entries to the account of the Indenture Trustee or the Owner Trustee, as the case may be, or a Person designated by him or her and, if certificated, it is both, in the custody of the clearing corporation or another clearing corporation, a custodian bank or a nominee of any of them and, in bearer form or endorsed in blank by the appropriate person or registered in the name of the clearing corporation, custodian bank, or a nominee of any of them;

          (ii) with respect to any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: (A) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by the Indenture Trustee or the Owner Trustee, as the case may be, of a deposit advice or other written confirmation of such book-entry registration; (B) the making by any such custodian of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or the Owner Trustee, as the case may be, and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or the Owner Trustee, as the case may be, and the making by the Indenture Trustee or the Owner Trustee, as the case may be, of entries in its books and records establishing that it holds such Trust Account Property solely as trustee pursuant to Section 5.01; and (C) such additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or the Owner Trustee, as the case may be, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (iii) with respect to any Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration of the transfer to, and ownership of such Trust Account Property by, the Indenture Trustee or the Owner Trustee, as the case may be, its custodian or its nominee by the issuer of such Trust Account Property.

     "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

     "Distribution Date" means the 17th day of each calendar month or, if any such date shall not be a Business Day, the next succeeding Business Day, commencing September 19, 2005.

     "Distribution Date Statement" shall have the meaning specified in Section 4.09(a).

     "Due Date" means, as to any Contract, the date upon which an installment of Monthly P&I is due.

     "Eligible Account" means (i) a segregated trust account in the corporate trust department that is maintained with a federal depository institution or trust company, commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+," from Moody's equal to "Prime-1" and from Fitch equal to "F1+," which account is fully insured up to applicable limits by the FDIC or (ii) a general ledger account or deposit account (A) with an entity whose long-term unsecured debt obligations are rated "Aa2" by Moody's and "AAA" by each of Standard & Poor's and Fitch or the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+," from Moody's equal to "Prime-1" and from Fitch equal to "F1+" or (B) that otherwise will not result in the qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes. If any Person with whom the Eligible Account is maintained falls below the ratings specified in clause (i) or (ii) above, all monies in such Eligible Account will be moved within 10 days to an account meeting the requirements of an Eligible Account.

     "Eligible Investments" means any one or more of the following obligations or securities, all of which shall be denominated in United States dollars:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, and general obligations of or obligations guaranteed as to timely payment of principal and interest by FNMA or FHLMC;

          (ii) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or the Owner Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal or State banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either the long-term, unsecured debt obligations of such depository institution or trust company have credit ratings from Moody's at least equal to "Aa2" and shall have commercial paper or other short-term debt obligations rated at least "A-1+" (without an "r" suffix and with a fixed dollar amount of principal due at maturity that cannot vary) by Standard & Poor's, "Prime-1" by Moody's and "F1+" by Fitch;

          (iii) commercial paper given the highest rating, at the time of such investment, by each Rating Agency that rates such commercial paper; provided that if a Rating Agency rates such commercial paper, the issuer of such commercial paper must have a long-term unsecured debt rating of at least "Aaa" from Moody's, "AAA" from Fitch and "AAA" from Standard & Poor's or have a short-term unsecured debt rating of at least "Prime-1" from Moody's, "F1+" from Fitch and "A-1+" (without an "r" suffix and with a fixed dollar amount of principal due at maturity that cannot vary) from Standard & Poor's, to the extent such Rating Agency has rated this issuer;

          (iv) money market funds having a rating of at least "AAAm" or "AAAm-G", as applicable, from Standard & Poor's and a rating from each remaining Rating Agency, to the extent such Rating Agency rates such funds, in the highest investment category granted by such Rating Agency, including funds for which the Indenture Trustee or any of its affiliates is investment manager or advisor;

          (v) the RIC, provided that (a)(1) it is guaranteed by an entity which has long-term, unsecured debt obligations rated "AAA" by each of Standard & Poor's and Fitch and at least "Aa2" by Moody's or (2) such investment will not result in a qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes and (b) it has not ceased to be an Eligible Investment in accordance with

     Section 2 thereof; if the rating of any Person, with whom the investments in this paragraph are made, falls below the specified ratings, the invested monies shall be moved to Eligible Investments within two Business Days such investments fall below the specified ratings and no additional funds may be invested in the RIC until the RIC once again becomes an Eligible Investment; and

          (vi) any other investments which satisfy the Rating Agency Condition.

     Notwithstanding anything to the contrary contained in this definition, no
(a) Eligible Investment may be purchased at a premium and (b) obligation or security is an "Eligible Investment" unless (i) the Indenture Trustee has control over such obligation or security and (ii) at the time such obligation or security was delivered to the Indenture Trustee or the Indenture Trustee became the related Entitlement Holder, the Indenture Trustee did not have notice of any adverse claim with respect thereto within the meaning of Section 8-105 of the UCC.

     Notwithstanding the foregoing, the Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self interest for (i) serving as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. The Indenture Trustee does not guarantee the performance of any Eligible Investment.

     "Entitlement Holder" shall have the meaning specified in Section 8-102 of the UCC.

     "Estimated Sale Value" means, with respect to a Repossessed Vehicle, the estimated sale value determined in good faith (and in accordance with its credit and collection policy) by the Master Servicer as of the related Repossessed Vehicle Redemption Date.

     "Excess Spread Amount" means, with respect to a Distribution Date, the excess of the Spread Account Balance (after giving effect to all deposits to, and withdrawals from the Spread Account on such Distribution Date, other than withdrawals pursuant to Section 5.06(c)) over the Specified Spread Account Balance.

     "Exchange Act" means the Securities Exchange Act of 1934.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date, the Class B Final Scheduled Distribution Date, the Class C Final Scheduled Distribution Date or the Class D Final Scheduled Distribution Date, as the case may be.

     "Financed Vehicle" means, as to any Contract, an automobile or light-duty truck, together with all accessions thereto, securing the related Obligor's indebtedness under such Contract.

     "Financial Intermediary" means a bank, broker, clearing corporation or the Person (or the nominee of any of them) that in the ordinary course of its business maintains security accounts for its customers and is acting in that capacity.

     "First Tier Subsequent Assignment" means a first tier subsequent assignment, dated not later than August 31, 2005, between WFS and the Seller.

     "Fitch" means Fitch Ratings.

     "FNMA" means the Federal National Mortgage Association.

     "Gross Chargeoff Amount" means, with respect to any Collection Period, the sum of (i) the excess of the outstanding Principal Balances of all Repossessed Vehicle Contracts as to which the related Repossessed Vehicle Redemption Dates have occurred during such Collection Period over the aggregate Estimated Sale Values of the related Repossessed Vehicles, (ii) the excess of the aggregate Estimated Sale Values of Repossessed Vehicles sold during such Collection Period over the net sales proceeds of such Repossessed Vehicles, (iii) the outstanding Principal Balances of Contracts, other than Repossessed Vehicle Contracts and Chapter 13 Contracts, that have become 120 days past due during such Collection Period, (iv) the amount by which the outstanding Principal Balances of Contracts that have become Chapter 13 Contracts during the related Collection Period have been reduced by such Chapter 13 Plans of Reorganization and (v) the outstanding Principal Balances, as such balances have been previously reduced by the related Chapter 13 Plans of Reorganization, of Chapter 13 Contracts that are no longer in compliance with their Chapter 13 Plans of Reorganization and are more than 120 days past due as of the last day of such Collection Period; provided that, with respect to any Contract, in no event shall the aggregate amount included in the Gross Chargeoff Amounts for all Collection Periods exceed the Principal Balance of such Contract as of the date it becomes a Defaulted Contract.

     "Holder" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

     "Indenture" means the Indenture, dated as of July 1, 2005, between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as trustee under the Indenture, its successors in interest and any successor trustee under the Indenture and, initially, will be Deutsche Bank Trust Company Americas.

     "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Seller or WFS, (ii) is not a director, officer or employee of any Affiliate of the Issuer, the Seller or WFS, (iii) is not a person related to any officer or director of the Issuer, the Seller, WFS or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Seller, WFS or any of their respective Affiliates and (v) is not connected with the Issuer, the Seller or WFS as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; provided that a person who is an Independent director or Independent officer of the Seller may be an Independent director or Independent officer of an Affiliate of the Seller which is a special purpose bankruptcy remote entity.

     "Initial Contract" means each Contract described in the Schedule of Contracts as of the Closing Date and transferred by the Seller to the Trust on the Closing Date.

     "Initial Cut-Off Date" means July 26, 2005.

     "Insolvency Event" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or State, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or State bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or State, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

     "Insolvency Proceeds" shall have the meaning specified in Section 9.01(b).

     "Insurance Policy" means, with respect to a Financed Vehicle, any comprehensive and collision insurance policy and the LDI Policy.

     "Insurance Proceeds" means proceeds paid pursuant to any Insurance Policy and amounts (exclusive of any rebated insurance premiums) paid by any insurer under any other insurance policy related to a Financed Vehicle, a Contract or an Obligor.

     "Interest Carryover Shortfall" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the sum of the Interest Distributable Amount for such Class on the immediately preceding Distribution Date over the amount in respect of interest that was actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, to the extent permitted by applicable law, interest on the amount of any interest due but not paid to Noteholders of such Class at the related Interest Rate for the related Interest Period.

     "Interest Distributable Amount" means, with respect to any Distribution Date and a Class of Notes, the sum of the Monthly Interest Distributable Amount and the Interest Carryover Shortfall, in each case for such Class of Notes on such Distribution Date.

     "Interest Period" means, with respect to any Distribution Date and (i) the Class A-1 Notes and the Class A-3B Notes, the period from, and including, the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date from, and including, the Closing Date) to, but excluding, such Distribution Date and (ii) the Class A-2 Notes, the Class A-3A Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the period from, and including, the 17th day of the preceding month (or in the case of the first Distribution Date from, and including, the Closing
Date) to, but excluding, the 17th day of the month of such Distribution Date.

     "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3A Rate, the Class A-3B Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as applicable.

     "Interest Rate Swap Agreement" means the interest rate swap agreement, dated July 19, 2005, between the Swap Counterparty and the Trust, relating to the Class A-3B Notes.

     "Issuer" means the WFS Financial 2005-3 Owner Trust.

     "LDI Policy" means the limited dual interest policy providing coverage for physical damage to, or loss of, a Financed Vehicle.

     "Letter Indemnity Agreement" means the letter indemnity agreement, dated July 19, 2005, among WFS, WFSRC3 and the Representatives.

     "LIBOR Rate" has the meaning set forth in the Indenture.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

     "Liquidated Contract" means a Contract which (i) has been the subject of a Prepayment, (ii) was a Defaulted Contract and with respect to which the related Financed Vehicle was repossessed and, after any cure period required by law has expired, the Master Servicer has charged-off any losses prior to the end of the four-month period referred to in clause (iv), (iii) has been paid in full on or after its Maturity Date or (iv) has become delinquent as to all or part of four or more payments of Monthly P&I. The Principal Balance of a Liquidated Contract will be deemed to be zero.

     "Liquidation Expenses" means reasonable out-of-pocket expenses (not to exceed Liquidation Proceeds), other than any overhead expenses, incurred by the Master Servicer in connection with the realization of the full amounts due under any Contract (including the attempted liquidation of a Contract which is brought current and is no longer in default during such attempted liquidation) and the sale of any property acquired in respect thereof which are not recoverable under any Insurance Policy.

     "Liquidation Proceeds" means amounts received by the Master Servicer (before reimbursement for Liquidation Expenses) in connection with the realization of the amounts due and to become due under any Defaulted Contract and the sale of any property acquired in respect thereof.

     "Master Servicer" means WFS in its capacity as the master servicer of the Contracts under Section 4.01, and, in each case upon succession in accordance herewith, each successor master servicer in the same capacity pursuant to
Section 4.01 and each successor master servicer pursuant to Section 8.02.

     "Master Servicer Report Date" means, with respect to any Distribution Date, the second Business Day prior to such Distribution Date.

     "Maturity Date" means, with respect to any Contract, the date on which the last scheduled payment of such Contract shall be due and payable (after giving effect to all Prepayments received prior to the date of determination) as such date may be extended pursuant to Section 4.02.

     "Monthly Interest Distributable Amount" means, with respect to any Distribution Date, the sum of all interest accrued for the related Interest Period on each Class of Notes at the related Interest Rate for such Class on the Outstanding Amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

     "Monthly P&I" means, with respect to any Contract, the amount of each monthly installment of principal and interest payable to the Obligee of such Contract in accordance with the terms thereof, exclusive of any charges allocable to the financing of any insurance premium and charges which represent late payment charges or extension fees.

     "Moody's" means Moody's Investors Service, Inc.

     "Net Cumulative Chargeoff Percentage" means, with respect to any Distribution Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which is equal to the excess of the sum of the Gross Chargeoff Amounts for such Collection Period and all prior Collection Periods over the sum of Recoveries for such Collection Period and all prior Collection Periods and (ii) the denominator of which is equal to the Cut-Off Date Aggregate Principal Balance.

     "Net Collections" means, with respect to any Distribution Date and the related Collection Period, the sum of (i) all amounts collected on or in respect of the Contracts during such Collection Period, including Monthly P&I, the Aggregate Repurchase Amount, if any, Liquidation Proceeds (only to the extent of the related Net Liquidation Proceeds) and Insurance Proceeds (only to the extent of the related Net Insurance Proceeds), less the sum of (a) any late payments of interest retained by the Master Servicer as reimbursement for Advances pursuant to Section 5.04, (b) any installments of Monthly P&I or Prepayments retained by the Master Servicer as reimbursement for Nonrecoverable Advances pursuant to
Section 5.04 and (c) any Advanced Insurance Premiums that have been repaid by an Obligor; (ii) the Advance for such

Collection Period to the extent actually made; (iii) the investment earnings on funds in the Collection Account for such Distribution Date (which, except as otherwise provided in Section 5.01, shall be the RIC Reinvestment Earnings);
(iv) the aggregate Repurchase Amount for Repurchased Contracts deposited in or credited to the Collection Account pursuant to Section 5.04(c) on the related Master Servicer Report Date; and (v) Net Swap Receipts, excluding any Swap Termination Payments paid by the Swap Counterparty to the extent such amounts are used to enter into a replacement interest rate swap agreement that replaces one or both Interest Rate Swap Agreement.

     "Net Contract Rate" means, with respect to any Contract, its Contract Rate less the Servicing Fee Percent.

     "Net Insurance Proceeds" means, with respect to any Contract, Insurance Proceeds net of amounts applied to the repair of the related Financed Vehicle, released to the related Obligor in accordance with the normal servicing procedures of the Master Servicer or representing expenses incurred by the Master Servicer and recoverable hereunder.

     "Net Liquidation Proceeds" means the amount derived by subtracting from the Liquidation Proceeds of a Contract the related Liquidation Expenses.

     "Net Swap Payment" means, with respect to any Distribution Date, the net amounts owed to the Swap Counterparty by the Issuer on such Distribution Date, including any interest accrued thereon, under the Interest Rate Swap Agreement, other than any Swap Termination Payments.

     "Net Swap Receipt" means net amounts owed by the Swap Counterparty to the Issuer, if any, on any date any such amount is due, including any Swap Termination Payments.

     "Nonrecoverable Advance" means any Advance proposed to be made or previously made by the Master Servicer which, in its good faith judgment, would not be or will not be ultimately recoverable by the Master Servicer from late payments, Insurance Proceeds or Liquidation Proceeds.

     "Note" has the meaning set forth in the Indenture.

     "Note Distribution Account" means the account established and maintained as such pursuant to Section 5.01.

     "Note Register" shall have the meaning specified in the Indenture.

     "Note Registrar" shall have the meaning specified in the Indenture.

     "Noteholder" means, with respect to a Note, the Holder of such Note.

     "Obligee" means the Person to whom an Obligor is indebted under a Contract.

     "Obligor" on a Contract means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Contract.

     "Offered Securities" shall have the meaning specified in Section
6.03(b)(ii).

     "Officers' Certificate" means a certificate signed by the chairman, the president or a Vice President, and by the treasurer, an assistant treasurer, the controller, an assistant controller, the secretary or an assistant secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Master Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Master Servicer.

     "Opinion of Counsel" means a written opinion of counsel (who may be counsel to the Seller or the Master Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be.

     "Outstanding" means, with respect to:

          (i) a Contract and as of time of reference thereto, a Contract that has not reached its Maturity Date, has not been fully prepaid, has not become a Liquidated Contract and has not been repurchased pursuant to
     Section 3.02, 4.07 or 9.01; and

          (ii) the Securities, as of the date of determination, all Notes of one Class or of all Classes, all Certificates or all Notes and Certificates, as the case may be, theretofore authenticated and delivered except:

               (A) Securities theretofore cancelled by the applicable Registrar or delivered to the applicable Registrar for cancellation;

               (B) Securities or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the applicable Trustee or any Paying Agent, as the case may be, in trust for the Holders of such Securities (provided, however, that if such Securities are to be redeemed or repurchased, notice of such redemption or repurchase has been duly given or provision for such notice has been made, satisfactory to the applicable Trustee); and

               (C) Securities in exchange for or in lieu of other Securities which have been authenticated and delivered unless proof satisfactory to the applicable Trustee is presented that any such Securities are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of a specified Outstanding Amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding prior to the date on which the Notes have been paid in full, except that, in determining whether the applicable Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the applicable Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates.

     "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

     "Overcollateralization Amount" means, with respect to any Distribution Date, the greater of (i) the difference between 5.00% of the Aggregate Principal Balance as of the last day of the related Collection Period and the Specified Spread Account Balance on such Distribution Date and (ii) the
Overcollateralization Floor Amount.

     "Overcollateralization Distributable Amount" means, with respect to any Distribution Date, the lesser of (i) the Overcollateralization Amount or (ii) the amount by which (a) the sum of the Overcollateralization Amount and the aggregate principal amount of the Notes on that Distribution Date (before giving effect to any payments made to the Holders of the Notes on that Distribution
Date) exceeds (b) the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Overcollateralization Floor Amount" means $28,000,000; provided, however, that if the Overcollateralization Step-Down Tests are satisfied on (a) the February 2008 Distribution Date, the Overcollateralization Floor Amount for that Distribution Date and each Distribution Date through and including the July 2008 Distribution Date will be $21,000,000 and (b) the August 2008 Distribution Date, the Overcollateralization Floor Amount for that Distribution Date and each Distribution Date thereafter will be $14,000,000.

     "Overcollateralization Step-Down Tests" means, with respect to (i) the February 2008 Distribution Date, (a) the Net Cumulative Chargeoff Percentage is less than 4.54%, (b) the average 60+ Day Contract Delinquency Rate for each of the three Collection Periods preceding the Collection Period in which such Distribution Date occurs is less than 3.00% and (c) the deposit rating assigned by Moody's to Western Financial Bank is "Ba3" or higher and such deposit rating is not under review for downgrade or assigned a negative outlook at "Ba3" and
(ii) the August 2008 Distribution Date, (a) the Net Cumulative Chargeoff Percentage is less than 5.33%, (b) the average 60+ Day Contract Delinquency Rate for each of the three Collection Periods preceding the Collection Period in which such Distribution Date occurs is less than 3.00% and (c) the deposit rating assigned by Moody's to Western Financial Bank is "Ba3" or higher and such deposit rating is not under review for downgrade or assigned a negative outlook at "Ba3".

     "Owner" shall have the meaning specified in the Trust Agreement.

     "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement and, initially, will be Chase Bank USA, National Association.

     "Owner Trustee Corporate Trust Office" shall have the meaning specified in the Trust Agreement.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" shall have the meaning specified in the definition of the term "Delivery."

     "Pre-Funding Account" means the account established and maintained as such pursuant to Section 5.01.

     "Pre-Funding Account Initial Deposit" means an amount not to exceed $550,000,000 deposited by the Seller into the Pre-Funding Account on the Closing Date.

     "Pre-Funding Account Investment Earnings" means, with respect to the first Collection Period, the interest and other income (net of losses and expenses) earned on amounts on deposit in the Pre-Funding Account during such Collection Period (after giving effect to any deposits to any withdrawals from the Pre-Funding Account during or prior to such Collection Period) and deposited to the Pre-Funding Account on or prior to the Business Day immediately preceding the related Distribution Date.

     "Pre-Funding Period" means, the period from and including the Closing Date to and ending on the earlier of the (i) date on which an Event of Default or a Servicer Default occurs, (ii) date on which an Insolvency Event occurs with respect to the Seller or the Master Servicer and (iii) close of business on August 31, 2005.

     "Prepayment" means any of the following: (i) payment to the Master Servicer of 100% of the outstanding principal balance of a Contract, exclusive of any Contract referred to in clause (ii) or (iv) of the definition of the term "Liquidated Contract", together with all accrued and unpaid interest thereon to the date of such payment, or (ii) payment by the Seller or the Master Servicer, as the case may be, of the purchase price of a Contract in connection with the purchase of a Contract pursuant to Section 3.02 or 4.07, or payment by the Seller or the Certificateholder, as the case may be, of the purchase price of a Contract in connection with the purchase of all Contracts pursuant to Section 9.01.

     "Principal Balance" means, as of any time, with respect to an Initial Contract or a Subsequent Contract, as the case may be, that is a (i) Rule of 78's Contract, the amount set forth as the Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all Monthly P&I to be received on or after the (a) Closing Date, in the case of each Initial Contract or (b) related Subsequent Transfer Date, in the case of each Subsequent Contract, less any unearned interest as of the Due Date for such related Contract immediately preceding the (1) Closing Date, in the case of each Initial Contract, or (2) related Subsequent Transfer Date, in the case of each Subsequent Contract, computed in accordance with the Rule of 78's, less all amounts actually received on or in respect of such Contract on or after (a) the Closing Date, in the case of each Initial Contract or (b) the related Subsequent Transfer Date, in the case of each Subsequent Contract, that are allocable to principal as of that time, and (ii) Simple Interest Contract, the actual principal balance under the terms thereof.

     "Proposed Merger" means the merger between WFS and the Bank, announced by Westcorp and WFS in a joint press release dated May 24, 2004, in which it was announced that WFS will merge into the Bank, pending conversion of the Bank from a federal thrift charter to a California corporation licensed to do business as a California State commercial bank.

     "Rating Agency" means each of Moody's, Standard & Poor's and Fitch.

     "Rating Agency Condition" shall have the meaning specified in the Indenture.

     "Record Date" means, with respect to a Class of Notes or the Certificates and any Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date or, in the case of the Notes, in the event that Definitive Notes are issued, the 17th day of the month preceding the month in which such Distribution Date occurs.

     "Recoveries" means, with respect to any Collection Period, the sum of (i) the excess of actual sales proceeds for Repossessed Vehicles sold during such Collection Period over the sum of (a) the Estimated Sales Values of such Repossessed Vehicles and (b) any amounts required by law to be remitted to the related Obligor and (ii) any insurance proceeds and other amounts received in that Collection Period from the related Obligors or otherwise in connection with Repossessed Vehicle Contracts, Chapter 13 Contracts and Contracts that have become 120 days past due.

     "Redemption Date" shall have the meaning specified in the Indenture.

     "Redemption Price" shall have the meaning specified in the Indenture.

     "Registrar" means the Note Registrar or the Certificate Registrar, as the case may be.

     "Registrar of Titles" means the agency, department or office having the responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

     "Remaining Pre-Funding Amount" shall have the meaning specified in Section 5.07(b).

     "Repossessed Vehicle" means the Financed Vehicle under a Repossessed Vehicle Contract.

     "Repossessed Vehicle Contract" means a Defaulted Contract for which the related Financed Vehicle has been repossessed by the Master Servicer.

     "Repossessed Vehicle Redemption Date" means, with respect to a Repossessed Vehicle Contract, the date 10 days (or longer if required by applicable law) from the date the related Repossessed Vehicle is repossessed.

     "Representatives" means Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Repurchase Amount" means, with respect to any Contract, the amount, as of the date of repurchase, required to prepay in full the principal of and accrued interest on such Contract to the Due Date in the Collection Period in which such repurchase occurs.

     "Repurchased Contract" means a Contract repurchased as of the related Master Servicer Report Date by the Master Servicer pursuant to Section 4.07 or by the Seller pursuant to Section 3.02.

     "Responsible Officer" means any officer within the Corporate Trust and Agency Group (or any successor group) of the Indenture Trustee, including any Vice President, assistant secretary or any other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Indenture Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

     "RIC" means the reinvestment contract provided by the Bank and WFAL2 or a subsidiary thereof, substantially in the form of Exhibit A.

     "RIC Reinvestment Earnings" means, with respect to any Distribution Date, the related Collection Period and the Contracts that were outstanding at the beginning of such Collection Period, the amount by which the sum of the Monthly Interest Distributable Amount for such Distribution Date exceeds the sum of (i) the aggregate amount of interest on the Contracts (adjusted with respect to each Contract to the Class D Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of Net Collections for such Distribution Date and (ii) the amount of the Advance as to interest for such Distribution Date (assuming for this purpose that an Advance was made in respect of each Contract (other than Liquidated Contracts) for which the Master Servicer has not received one or more payments of Monthly P&I due under such Contract).

     "Rule of 78's Contract" means a Contract as to which payments thereunder are applied on the basis of the Rule of 78's.

     "Sale and Assignment" shall have the meaning specified in the Indenture.

     "Schedule of Contracts" means the list or lists of Contracts attached as Schedule A to this Agreement, as such list or lists may be amended from time to time to reflect the addition of Subsequent Contracts, if any, during the Pre-Funding Period, which Contracts are being or will be transferred to the Owner Trustee as part of the Trust Estate, which list or lists shall set forth the following information with respect to each such Contract in numbered columns:

                               Information                                       Column Number
                               -----------                                       --------------
Contract Number ("ACCT NBR")..........................................                 2
Date of Origination ("ORG DT")........................................                 9
Maturity Date ("MAT DT")..............................................                15
Monthly P&I ("P&I")...................................................                10
Original Principal Balance ("ORIG AMT")...............................                16 Top
Principal Balance ("PRIN BAL")........................................                16 Bottom
Discount Rate ("APR").................................................                 7

     "Second Tier Subsequent Assignment" means the second tier subsequent assignment, dated as of the date of the First Tier Subsequent Assignment, between the Seller and the Trust.

     "Secondary Spread Account" means the account established and maintained as such pursuant to Section 5.01.

     "Secondary Spread Account Amount" means, with respect to any Distribution Date, (i) prior to the occurrence of a Secondary Spread Account Funding Event, zero and (ii) after the occurrence of a Secondary Spread Account Funding Event, an amount equal to 3.00% of the greater of (a) the Aggregate Principal Balance as of the last day of the related Collection Period or (b) the Outstanding Amount of the Class C Notes and the Class D Notes.

     "Secondary Spread Account Funding Event" means that the Net Cumulative Chargeoff Percentage as of the last day of a Collection Period is greater than the related Secondary Spread Account Trigger Percentage.

     "Secondary Spread Account Trigger Percentage" means, with respect to any Distribution Date and the related Collection Period, the percentage set forth in Schedule C.

     "Secondary Spread Account Withdrawal Amount" means, with respect to any Distribution Date after the occurrence of a Secondary Spread Account Funding Event, an amount equal to the lesser of (i) the amount on deposit in the Secondary Spread Account or (ii) the sum of (a) the amount of the Interest Distributable Amount for the Class C Notes and the Class D Notes that was not paid in full pursuant to Sections 5.05(a)(viii) and (a)(x), (b) after the Class A Notes and the Class B Notes have been paid in full, the amount of the Class C Undercollateralization Amount and the Class D Undercollateralization Amount that was not paid in full pursuant to Sections 5.05(a)(ix) and (a)(xi), (c) if the Notes have been accelerated following an Event of Default, the amount of the Interest Distributable Amount for the Class C Notes and the Class D Notes and the principal of the Class C Notes and the Class D Notes, in each case that was not paid in full pursuant to Section 2.07(c)(v) of the Indenture, and (d) if the related Distribution Date is on or after the Class C Final Scheduled Distribution Date and the Class D Final Scheduled Distribution Date, the unpaid principal amount of the Class C Notes and the Class D Notes.

     "Securities" means the Notes and the Certificates.

     "Securityholders" means the Holders of the Notes and the Certificates.

     "Seller" means WFSRC3, in its capacity as the Seller of Contracts under this Agreement, and each successor thereto (in the same capacity) pursuant to
Section 6.03.

     "Senior Swap Termination Payment" means any Swap Termination Payment owed by the Issuer to the Swap Counterparty under either Interest Rate Swap Agreement arising due to (i) the failure of the Issuer to make payments due under the related Interest Rate Swap Agreement, (ii) the occurrence of certain bankruptcy and insolvency events of the Issuer, (iii) the illegality of the transactions contemplated by the related Interest Rate Swap Agreement with respect to the Issuer, (iv) any redemption, acceleration, clean-up call or other prepayment in full, but not in part, of the notes under the Indenture or any event of default under the Indenture that results in the automatic sale of the assets of the Issuer or (v) any amendment of a transaction document without the consent of the Swap Counterparty if the terms of that transaction document require the consent of the Swap Counterparty with respect to that amendment.

     "Servicer Default" means an event specified in Section 8.01.

     "Servicing Fee" means, with respect to (i) the first Distribution Date, the sum of (a) the product of (1) the Servicing Fee Percent, (2) 12, (3) the aggregate Principal Balance of the Initial Contracts as of the Initial Cut-Off Date and (4) (the actual number of days from but excluding the Initial Cut-Off Date to and including August 31, 2005 divided by 360) and (b) the product of (1) the Servicing Fee Percent, (2) 12, (3) the aggregate Principal Balance of the Subsequent Contracts as of the Subsequent Cut-Off Date and (4) (the actual number of days from but excluding the Subsequent Cut-Off Date to and including August 31, 2005 divided by 360) and (ii) any other Distribution Date, an amount equal to the product of the Servicing Fee Percent and the Aggregate Principal Balance as of the first day of the related Collection Period.

     "Servicing Fee Percent" means one-twelfth of 1.25% per annum.

     "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee and the Owner Trustee by the Master Servicer pursuant to Section 4.01.

     "Simple Interest Contract" means a Contract as to which interest is calculated each day on the basis of the actual principal balance of such Contract on such day.

     "60+ Day Contract Delinquency Rate" means, with respect to any Collection Period and the related Distribution Date, the percentage of Contracts, by Principal Balance, for which the Monthly P&I payment was not received on or before the last Business Day of the second calendar month next following the month in which the Due Date for the related Contract occurs.

     "Specified Spread Account Balance" means, with respect to any Distribution Date, an amount equal to the lesser of (i) $14,000,000 or (ii) the Outstanding Amount of all Notes.

     "Spread Account" means the account established and maintained as such pursuant to Section 5.01.

     "Spread Account Balance" means the amount on deposit in the Spread Account.

     "Spread Account Initial Deposit" means $7,000,000.

     "Standard & Poor's" means Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc.

     "State" means any one of the 50 states of the United States or the District of Columbia.

     "Statistical Calculation Date" means June 25, 2005.

     "Statistical Calculation Date Principal Balance" means the sum of the Principal Balances of selected Contracts as of the Statistical Calculation Date, which amount is equal to $1,671,035,646.89.

     "Subordinate Swap Termination Payment" means any Swap Termination Payment owed by the Issuer to the Swap Counterparty under either Interest Rate Swap Agreement, other than a Senior Swap Termination Payment.

     "Subsequent Contract" means Contracts transferred to the Trust on one or more Subsequent Transfer Dates during the Pre-Funding Period.

     "Subsequent Cut-Off Date" means, with respect to each Subsequent Contract, the date specified by the Seller in accordance with the Sale and Servicing Agreement, which is expected to be the Business Day immediately preceding the date of transfer.

     "Subsequent Transfer Date" means, with respect to any Subsequent Contract, the Business Day, occurring on or before the last day of the Pre-Funding Period, on which the related Second Tier Subsequent Assignment is executed and delivered and such Subsequent Contract is transferred to the Trust.

     "Subservicer" means any subservicer engaged by the Master Servicer to subservice a Contract pursuant to Section 4.01.

     "Subservicing Agreement" means an agreement between the Master Servicer and a Subservicer relating to the servicing of one or more Contracts.

     "Swap Counterparty" means Merrill Lynch Capital Services, Inc., in its capacity as swap counterparty under the Interest Rate Swap Agreement, and any successor in such capacity.

     "Swap Termination Payments" means payments due to the Swap Counterparty by the Issuer or to the Issuer by the Swap Counterparty due to a termination of either Interest Rate Swap Agreement (i) pursuant to the occurrence of an event of default or termination event under such Interest Rate Swap Agreement or (ii) as otherwise agreed between the parties to such Interest Rate Swap Agreement.

     "Third Party Lender" means an independent finance company which has originated or acquired one or more Contracts and assigned such Contract(s) to WFS.

     "Title Document" means, with respect to any Financed Vehicle, the certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered.

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

     "Trust Accounts" shall have the meaning specified in Section 5.01(a).

     "Trust Agreement" means the Trust Agreement, dated as of June 8, 2005, as amended and restated as of July 27, 2005, between the Depositor and the Owner Trustee.

     "Trust Estate" shall have the meaning specified in the Trust Agreement.

     "Trustee" means the Indenture Trustee or the Owner Trustee, as the case may be.

     "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

     "Underwriting Agreement" means the underwriting agreement, dated July 19, 2005, among WFS, WFSRC3 and the Representatives.

     "United States" means the United States of America.

     "USAP" means Uniform Single Attestation Program as published by the Mortgage Bankers Association.

     "Vehicle Receivables" shall have the meaning specified in Section 6.03(b)(ii).

     "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

     "WFAL2" means WFS Financial Auto Loans 2, Inc., a wholly owned subsidiary of WFS.

     "WFS" means WFS Financial Inc, a majority-owned operating subsidiary of the Bank.

     "WFSRC3" means WFS Receivables Corporation 3.

     Section 1.02. Usage of Terms. With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;
(vii) references to a Person are also to its successors and permitted assigns;
(viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit, as applicable, references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form.

     Section 1.03. Calculations.

     (a) For all purposes of this Agreement and the Notes, interest in respect of an Interest Period shall be computed with respect to the (i) Class A-1 Notes and the Class A-3B Notes on the basis of a 360-day year and the actual number of days elapsed and (ii) Class A-2 Notes, Class A-3A Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes on the basis of a 360-day year consisting of twelve 30-day months. Except as otherwise provided herein, all interest rate and basis point calculations hereunder shall be carried out to at least (i) five decimal places in the case of the Class A-1 Notes and (ii) two decimal places in the case of each other Class of Notes.

     (b) Collections of interest on Rule of 78's Contracts shall be calculated as if such Contracts were actuarial contracts the scheduled principal balances of which are the Principal Balances thereof, and collections of interest on Simple Interest Contracts will be calculated in accordance with the terms thereof.

                                  ARTICLE TWO

                             CONVEYANCE OF CONTRACTS

     Section 2.01. Conveyance of Contracts.

     (a) In consideration of the Issuer's delivery to or upon the order of the Seller of the Certificates and $2,723,000,000 aggregate principal amount of Notes, the Seller hereby

          (i) grants, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations herein), and hereby grants a security interest in all of its right, title and interest (exclusive of the amount, if any, allocable to any rebatable insurance premium financed by any Initial Contract) in, to and under the Initial Contracts (which Initial Contracts shall be listed in the Schedule of Initial Contracts), including all payments of Monthly P&I received after the Initial Cut-Off Date; all Net Liquidation Proceeds and Net Insurance Proceeds with respect to any Financed Vehicle to which an Initial Contract relates received after the Initial Cut-Off Date and all other proceeds received on or in respect of such Initial Contracts (other than payments of Monthly P&I received on or prior to the Initial Cut-Off Date) and any and all security interests in the Financed Vehicles; the Contract Documents relating to the Initial Contracts; and all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing; and

          (ii) agrees to, on each Subsequent Transfer Date, if any, grant, transfer, assign and otherwise convey to the Issuer, without recourse (subject to the obligations herein), and grant a security interest in all of its right, title and interest (exclusive of the amount, if any, allocable to any rebatable insurance premium financed by any Subsequent Contract) in, to and under the Subsequent Contracts (which Subsequent Contracts shall be listed in the Schedule of Contracts), including all payments of Monthly P&I received after the related Subsequent Cut-Off Date; all Net Liquidation Proceeds and Net Insurance Proceeds with respect to any Financed Vehicle to which a Subsequent Contract relates received after the related Subsequent Cut-Off Date and all other proceeds received on or in respect of such Subsequent Contracts (other than payments of Monthly P&I received on or prior to the related Subsequent Cut-Off Date, in the case of the Subsequent Contracts) and any and all security interests in the related Financed Vehicles; the Contract Documents relating to the Subsequent Contracts; and all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

     (b) WFS hereby authorizes and will cause, on or prior to (i) the Closing Date, the filing of UCC-1 financing statements naming WFS as debtor and the Seller as secured party and describing the Initial Contracts as collateral and
(ii) each Subsequent Transfer Date (if necessary, to the extent that each such Subsequent Contract is not included in the description of collateral in the UCC-1 financing statement, naming WFS as debtor, filed on the Closing Date), the filing of UCC-1 financing statements naming WFS as debtor and the Seller as secured party and describing the related Subsequent Contracts as collateral with the Office of the Secretary of State of the State of California. The Seller hereby authorizes and will cause the filing of UCC-1 financing statements on or prior to (i) the Closing Date, naming the Seller as debtor and the Trust as secured party and describing the Initial Contracts as collateral and (ii) each Subsequent Transfer Date (if necessary, to the extent that each such Subsequent Contract is not included in the description of collateral in the UCC-1 financing statement, naming the Seller as debtor, filed on the Closing Date), naming the Seller as debtor and the Trust as secured party and describing the related Subsequent Contracts as collateral, with the Office of the Secretary of State of the State of California. The Trust has caused the filing of UCC-1 financing statements, naming the Trust as debtor and the Indenture Trustee, on behalf of the Noteholders, as secured party and describing the Initial Contracts as collateral, with the office of the Secretary of State of the State of Delaware. The Trust will cause, prior to each Subsequent Transfer Date (if necessary, to the extent that each such Subsequent Contract is not included in the description of collateral in the UCC-1 financing statement, naming the Trust as debtor, filed on the Closing Date), the filing of UCC-1 financing statements, naming the Trust as debtor and the Indenture Trustee, on behalf of the Noteholders, as secured party and describing the related Subsequent Contracts as collateral, with the office of the Secretary of State of the State of Delaware. The grant of a security interest to the Indenture Trustee and the rights of the Indenture Trustee in the Contracts shall be governed by the Indenture. From time to time, the Master Servicer shall cause to be taken such actions as are necessary to continue the perfection of the respective interests of the Indenture Trustee and the Trust in the Contracts and to continue the first priority security interest of the Indenture Trustee in the Financed Vehicles and their proceeds (other than, as to such priority, any statutory lien arising by operation of law after
(i) the Closing Date, with respect to the Initial Contacts or (ii) each Subsequent Transfer Date, with respect to the related Subsequent Contracts which is prior to such interest), including the filing of financing statements, amendments thereto or continuation statements and the making of notations on records or documents of title.

     If any change in the name, identity or corporate structure of the Seller or WFS or the relocation of the chief executive office of any of them or their reincorporation in a different jurisdiction would make any financing or continuation statement or notice of lien filed under this Agreement or the other Basic Documents seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Master Servicer, within the time period required by applicable law, shall file such financing statements or amendments as may be required to preserve and protect the interests of the Indenture Trustee, the Owner Trustee and the Securityholders in the Contracts, Financed Vehicles and the proceeds thereof. Promptly thereafter, the Master Servicer shall deliver to the Indenture Trustee and the Owner Trustee an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary fully to preserve and protect the interests of the Indenture Trustee, the Owner Trustee and Securityholders in the Contracts, Financed Vehicles and the proceeds thereof have been filed, and reciting the details of such filings.

     During the term of this Agreement, the Seller and WFS shall each maintain its chief executive office in one of the States of the United States, other than Louisiana or Tennessee.

     The Master Servicer shall pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Contracts and in connection with maintaining the first priority security interest in the Financed Vehicles and the proceeds thereof.

     (c) The Seller shall sell, transfer, assign and otherwise convey to the Trust on any Subsequent Transfer Date the related Subsequent Contracts and the other property and rights related thereto described in Section 2.01(a)(ii) only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

          (i) the Seller shall have provided the Indenture Trustee, the Owner Trustee and each Rating Agency (A) written notification of the addition of such Subsequent Contracts at least three Business Days prior to the related Subsequent Transfer Date and (B) on or prior to the Subsequent Transfer Date, a statement listing the approximate aggregate Principal Balance of such Subsequent Contracts as of the related Subsequent Cutoff Date and any other information reasonably requested by any of the foregoing;

          (ii) the Seller shall have delivered to each of the Owner Trustee and the Indenture Trustee a duly executed Second-Tier Subsequent Assignment, which shall include a Schedule A attached thereto listing each Subsequent Contract to be transferred to the Trust on such Subsequent Transfer Date (and such Schedule A shall be deemed to modify Schedule A to this Agreement as delivered at the Closing Date);

          (iii) the Seller shall, to the extent required by Section 5.02, have deposited in the Collection Account all collections in respect of the Subsequent Contracts that are property of the Trust;

          (iv) as of such Subsequent Transfer Date: (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Contracts on such Subsequent Transfer Date, (B) the Seller shall not intend to incur or believe that it would incur debts that would be beyond the Seller's ability to pay as such debts matured, (C) such transfer shall not be made by the Seller with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

          (v) the Pre-Funding Period shall not have terminated prior to the Subsequent Transfer Date;

          (vi) each of the representations and warranties made by the Seller in Sections 3.01(a) and 3.01(b) of this Agreement and by WFS in each Sale and Assignment, with respect to the Seller, WFS or the Subsequent Contracts, as applicable, shall be true and correct as of the date as of which such representations and warranties are made;

          (vii) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its computer files that the Subsequent Contracts have been sold to the Trust pursuant to this Agreement and the related Second-Tier Subsequent Assignment and deliver to the Owner Trustee the related Schedule of Contracts certified by an officer of the Seller to be true, correct and complete;

          (viii) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Trust in the Trust Estate and the first priority perfected security interest of the Indenture Trustee in the Collateral;

          (ix) no selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or the Certificateholders shall have been utilized in selecting the Subsequent Contracts;

          (x) the addition of the Subsequent Contracts will not result in a material adverse tax consequence to the Trust, the Noteholders or the Certificateholders;

          (xi) the Seller, WFS and the Trust shall have delivered to the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies Opinions of Counsel relating to (i) certain corporate matters for each of the Seller, WFS and the Trust, respectively, and (ii) the security interests of the Trust and the Indenture Trustee, respectively, in the Subsequent Contracts in substantially the form of the respective Opinions of Counsel delivered to the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies regarding such matters pertaining to the Initial Contracts on the Closing Date;

          (xii) the Seller and WFS shall have delivered to the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies Opinions of Counsel relating to certain bankruptcy matters for each of the Seller and WFS, respectively, with respect to the sale of the Subsequent Contracts from WFS to the Seller and the subsequent transfer of the Subsequent Contracts from the Seller to the Trust, in substantially the form of the respective Opinions of Counsel delivered to the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies regarding such bankruptcy matters pertaining to the Initial Contracts on the Closing Date; and

          (xiii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition specified in this Section 2.01(c).

                                  ARTICLE THREE

                                  THE CONTRACTS

     Section 3.01. Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Contracts. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts and as of the related Subsequent Transfer Date in the case of the related Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The representations and warranties set forth in Sections 3.01(b)(ii), (iv), (xvi), (xxviii) and (xxix) may not be waived.

     (a) As to the Seller:

          (i) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business, and has the corporate power, authority and legal right to acquire and own the Contracts;

          (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

          (iv) Binding Obligation. This Agreement constitutes (A) a valid sale, transfer and assignment of the Contracts, enforceable against creditors of and purchasers from the Seller and (B) a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents to which the Seller is a party); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (vi) No Tax Liens. The Seller is not aware of any judgment or tax lien filings against it.

          (vii) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (D) which might adversely affect the federal or State income tax attributes of the Notes or the Certificates.

     (b) As to each Contract or all of the Contracts, as the case may be:

          (i) Schedule of Contracts. The information pertaining to such Contract set forth in the related Schedule of Contracts was true and correct in all material respects on the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract) and the calculations of the Principal Balances appearing in such Schedule of Contracts for each such Contract on the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract) and at each Distribution Date thereafter prior to the related Maturity Date have been performed in accordance with this Agreement and are accurate.

          (ii) Security Interests.

               (A) As of the Closing Date, with respect to each Initial Contract, the Seller has taken all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles securing the Initial Contracts and each Initial Contract granted a valid and enforceable first priority security interest in favor of WFS (or to the Bank, a Dealer or a Third Party Lender, which security interest has been assigned to WFS) in the related Financed Vehicle, and such security interest has been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Closing Date, with respect to each Initial Contract). The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Initial Contracts granted to the Issuer hereunder. All financing statements filed against the Seller in favor of the Issuer in connection herewith describing the Initial Contracts contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer unless the Issuer authorizes it."

               (B) As of the related Subsequent Transfer Date, with respect to each related Subsequent Contract, the Seller will have taken all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles securing the Subsequent Contracts and each Subsequent Contract will grant a valid and enforceable first priority security interest in favor of WFS (or to the Bank, a Dealer or a Third Party Lender, which security interest will have been assigned to WFS) in the related Financed Vehicle, and such security interest will have been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the related Subsequent Transfer Date, with respect to each Subsequent Contract). The Seller will have caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Subsequent Contracts granted to the Issuer. All financing statements filed against the Seller in favor of the Issuer in connection herewith describing the Subsequent Contracts will contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer unless the Issuer authorizes it."

          (iii) Title Documents. (A) If the related Financed Vehicle was originated in a State in which notation of a security interest on the Title Document is required or permitted to perfect such security interest, the Title Document for such Financed Vehicle shows, or if a new or replacement Title Document is being applied for with respect to such Financed Vehicle the Title Document will be received within 180 days of the (1) Closing Date (with respect to each Initial Contract) and (2) related Subsequent Transfer Date (with respect to each related Subsequent Contract) and will show WFS named as the original secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and
     (B) if the related Financed Vehicle was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show WFS named as the original secured party under the related Contract, and in either case, the Indenture Trustee and the Owner Trustee have the same rights as such secured party has or would have (if such secured party were still the owner of the Contract) against all parties claiming an interest in such Financed Vehicle. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles, WFS has received written evidence from the related Dealer that such Title Document showing WFS as first lienholder has been applied for.

          (iv) Title to the Contracts. Immediately prior to the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), the Seller will have good and indefeasible title to and will be the sole owner of each Contract to be transferred to the Issuer pursuant to Section 2.01 free of liens, claims, encumbrances and rights of any Person and, upon transfer of such Contract to the Issuer pursuant to Section 2.01, the Issuer will have good and indefeasible title to and will be the sole owner of such Contract free of liens, claims, encumbrances and rights of any Person, except for the Lien of the Indenture Trustee under the Indenture; provided, however, the Issuer or Indenture Trustee may be required to file or record a transfer of the lien on a Financed Vehicle prior to enforcement of that lien in the name of the Issuer or Indenture Trustee, respectively.

          (v) Current in Payment. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), such Contract is no more than 30 days delinquent in payment as to all or any portion of any installment of Monthly P&I.

          (vi) Tax Liens. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), there is no lien against the related Financed Vehicle for delinquent taxes.

          (vii) Rescission, Offset, Etc. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), there is no right of rescission, offset, defense or counterclaim to the obligation of the Obligor to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject to any right of rescission, offset, defense or counterclaim, and no such right of rescission, offset, defense or counterclaim has been asserted.

          (viii) Mechanics' Liens. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), there are no liens or claims for work, labor, material or storage affecting the related Financed Vehicle which are or may become a lien prior to or equal with the security interest granted by such Contract.

          (ix) Compliance with Laws. Such Contract, and the sale of the Financed Vehicle sold thereunder, complied, at the time it was made, in all material respects with all applicable State and federal laws (and regulations thereunder), including usury, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable State laws regulating retail installment sales contracts and installment loans in general and motor vehicle retail installment contracts and installment loans in particular; and the consummation of the transactions herein contemplated, including the transfer of ownership of the Contracts to the Issuer, and the pledge of the Contracts to the Indenture Trustee by the Issuer, and the receipt of interest by the Securityholders, will not involve the violation of any applicable State or federal law.

          (x) Valid and Binding. Such Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; all parties to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; and the terms of such Contract have not been waived or modified in any respect, except by instruments that are part of the Contract Documents.

          (xi) Enforceability. Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the realization against the collateral of the benefits of the security, subject, as to enforceability, to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

          (xii) No Default. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), there was no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by clause (v) of this subsection) and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract, and the Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (v) of this subsection.

          (xiii) Insurance. At the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), the related Financed Vehicle will be covered by (A) a comprehensive and collision insurance policy (1) in an amount at least equal to the lesser of (a) its actual cash value or (b) the principal amount due from the Obligor under the related Contract, (2) naming WFS as a loss payee and (3) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage or (B) an LDI Policy; provided, however, that if such Financed Vehicle has an unpaid principal balance of less than $4,000.00 or the related Contract has six or fewer months remaining before its Maturity Date, it will not be required to be covered by the insurance described in this subparagraph; provided further, to the extent not paid in full by the Obligor, the related Advanced Insurance Premium then due shall be an expense of the Master Servicer. Each of the Seller, WFS and the Master Servicer shall at all times comply with all of the provisions of such insurance policies and the LDI Policy applicable to such Financed Vehicle.

          (xiv) Acquisition of Contract. Such Contract was either acquired by WFS (or its predecessor in interest) from a Dealer or a Third Party Lender with which it ordinarily does business or the Bank or originated directly by WFS in the ordinary course of its business, and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts purchased by the Seller.

          (xv) Scheduled Payments. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), scheduled payments under such Contract are applied in accordance with the Rule of 78's method or the simple interest method and are due monthly in level payments through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date, assuming timely payment by Obligors on Simple Interest Contracts, except that the payment in the first or last month in the life of the Contract may be minimally different from the level payment.

          (xvi) One Original. There is only one original of such Contract and such original, together with all other Contract Documents, is being held by the Master Servicer pursuant to Section 3.04. The Seller has received a written acknowledgement from the Master Servicer that the Master Servicer is holding the Contract Documents that constitute or evidence the Contracts solely on behalf and for the benefit of the Issuer. None of the Contract Documents that constitute or evidence each Contract has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

          (xvii) Characteristics. With respect to each Contract owned by WFS at the Statistical Calculation Date, such Contract had (A) a Principal Balance of not less than $534.28 nor more than $151,372.61, (B) an original term of not less than 12 months nor greater than 84 months, (C) a remaining maturity of not less than three months nor greater than 84 months and (D) an APR of not less than 4.24%.

          (xviii) Identification. The Master Servicer and WFS have clearly marked their electronic records to indicate that such Contract is owned by the Issuer.

          (xix) Maturity. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), such Contract did not have a Maturity Date later than the last day of the Collection Period immediately preceding the Class D Final Scheduled Distribution Date.

          (xx) Principal Balance. At the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), the initial Principal Balance of such Contract was not greater than the purchase price of the related Financed Vehicle and such Principal Balance does not include any amounts the Master Servicer may have expended in obtaining an LDI Policy, if any, for such Contract.

          (xxi) Location of Contract Files. The Contract Files are kept at one or more of the locations listed in Schedule B.

          (xxii) Finance Charge. With respect to each Contract, such Contract provides for the payment of a finance charge calculated at its APR based on the Rule of 78's or the simple interest method and such APR shall be equal to or greater than 3.00% for Rule of 78's Contracts and Simple Interest Contracts.

          (xxiii) WFS, Bank and Third Party Lender Originations. With respect to the Contracts owned by WFS at the Statistical Calculation Date, the aggregate Principal Balance as of the Statistical Calculation Date of such Contracts purchased by WFS from the Bank and Third Party Lenders or originated directly by WFS is not more than approximately 3.55% of the Statistical Calculation Date Principal Balance.

          (xxiv) Simple Interest Contracts. With respect to each Contract owned by WFS at the Statistical Calculation Date, as of the Statistical Calculation Date, approximately 99.38% of the Contracts by Statistical Calculation Date Principal Balance shall be Simple Interest Contracts and approximately 0.62% of the Contracts by Statistical Calculation Date Principal Balance shall be Rule of 78's Contracts.

          (xxv) New or Pre-Owned Vehicles. At least 33.30% of the Contracts owned by WFS at the Statistical Calculation Date by Statistical Calculation Date Principal Balance were Contracts that financed new vehicles and not greater than 66.70% were Contracts that financed pre-owned vehicles.

          (xxvi) States of Origination. Approximately 37.45% of the Contracts owned by WFS at the Statistical Calculation Date by Statistical Calculation Date Principal Balance were originated or purchased by WFS in California and approximately 62.55% of the Contracts by Statistical Calculation Date Principal Balance were originated in States other than California.

          (xxvii) No Government Entity Obligors. Each Contract shall have an Obligor that is not a local, State or federal governmental entity.

          (xxviii) Chattel Paper. Each Contract constitutes "tangible chattel paper" as defined in the applicable UCC; provided, however, that upon satisfaction of the Rating Agency Condition, a Contract may constitute "electronic chattel paper" as defined in the applicable UCC.

          (xxix) Priority of Interest. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Contracts in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller. Other than the security interest granted to the Issuer pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Contracts. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Contracts other than any financing statement relating to the security interest granted to the Issuer hereunder, the security interest granted to the Indenture Trustee under the Indenture or that has been terminated or subordinated to the rights of the Issuer and the Indenture Trustee.

          (xxx) Contract Characteristics as of the Closing Date. The representations and warranties made in this Section with respect to certain Contracts as of the Statistical Calculation Date shall also be true and correct in every material respect for all Contracts as of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract).

          (xxxi) Obligor Bankruptcy. As of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract) with respect to the related Contracts, the Seller is not aware of any Obligor that is or has been, since the origination of the related Contract, the subject of a bankruptcy proceeding.

          (xxxii) No Extensions. The number of, or timing of, scheduled payments has not been changed on any Contract on or before the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), except as reflected on the computer tape delivered in connection with the sale of the Contracts.

          (xxxiii) Repossession. On or prior to the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), no related Financed Vehicle has been repossessed.

          (xxxiv) Prepayment of Contracts. Any prepayment in full of a Contract by an Obligor to the Master Servicer will consist of the entire outstanding principal balance of such Contract together with all accrued and unpaid interest thereon.

     Section 3.02. Purchase of Certain Contracts. The representations and warranties of the Seller set forth in Section 3.01 shall survive delivery of the Contract Documents to the Owner Trustee and shall continue until the termination of this Agreement. Upon discovery by the Seller, the Master Servicer or the Owner Trustee, as the case may be, that any of such representations and warranties was incorrect as of the time made or that any of the Contract Documents relating to any such Contract has not been properly executed by the Obligor or contains a material defect or has not been received by the Owner Trustee, such Person making such discovery shall give prompt notice to the other such Persons. If any such defect, incorrectness or omission materially and adversely affects the interest of the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee or the Issuer the Seller shall, within 90 days after discovery thereof or receipt of notice thereof, cure the defect or eliminate or otherwise cure the circumstances or condition in respect of which such representation or warranty was incorrect as of the time made. If the Seller is unable to do so, it shall purchase such Contract on the Master Servicer Report Date next succeeding the end of such 90-day period from the Issuer for an amount equal to the related Repurchase Amount in the manner set forth in Section
5.04. Upon any such purchase, the Owner Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to any Contract purchased hereunder. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.01 shall be to enforce the Seller's obligation to repurchase Contracts pursuant to this Section; provided, however, that the Seller shall indemnify the Owner Trustee, the Indenture Trustee, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

     Section 3.03. Custody of Contract Files.

     (a) Subject to Sections 3.07, 7.04 and 8.01, the Owner Trustee hereby irrevocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act as the agent of the Owner Trustee as custodian of the Contract Documents and any and all other documents that the Master Servicer shall keep on file, in accordance with its customary procedures, relating to a Contract, Obligor or Financed Vehicle, which are hereby constructively delivered to the Owner Trustee (or, in the case of the Subsequent Contracts, will as of the related Subsequent Transfer Date be constructively delivered to the Owner Trustee) with respect to each Contract:

          (i) the original of the Contract;

          (ii) documents evidencing the existence of physical damage insurance covering the Financed Vehicles;

          (iii) the original credit application fully executed by the Obligor;
     and

          (iv) the original certificate of title or such documents that the Master Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Master Servicer in the Financed Vehicle.

     (b) The Master Servicer shall maintain the Contract Documents held by it (by itself or through one or more Subservicers) in a file area physically separate from the other installment sales contracts and installment loans owned or serviced by it or any of its Affiliates, which area shall be clearly marked to indicate the Issuer as the owner of, and the security interest of the Indenture Trustee in, the Contract Documents and shall mark the Contracts in the same manner. Notwithstanding the foregoing, if failure to do so will not result in the qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes, the Master Servicer shall not be required to segregate or mark the Contracts and the file area may contain contract documents for other motor vehicle retail installment sales contracts and installment loans owned or serviced by the Master Servicer.

     The Master Servicer shall cause the electronic record of the Contracts maintained by it to be clearly marked to indicate that the Contracts have been sold to the Issuer and shall not in any way assert or claim an ownership interest in the Contracts. It is intended by the Master Servicer's and the Seller's agreement pursuant to this Section that the Owner Trustee shall be deemed to have possession of the Contract Documents for purposes of Section 9-313 of the UCC of the State in which the Contract Documents are located.

     Section 3.04. Duties of Master Servicer as Custodian.

     (a) Safekeeping. The Master Servicer shall hold the Contract Files on behalf of the Owner Trustee, the Indenture Trustee for the use and benefit of all present and future Securityholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the files relating to all comparable automobile contracts that the Master Servicer owns or services for itself or others. The Master Servicer shall , as the Master Servicer deems appropriate, conduct or cause to be conducted, periodic physical inspections of the Contract Files held by it under this Agreement and of the related accounts, records and computer systems, and shall maintain them in such a manner as shall enable the Owner Trustee and the Indenture Trustee to verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure on its part to hold the Contract Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

     (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Contract File at one of its offices specified in Schedule B or at such other location as shall be specified to the Owner Trustee and the Indenture Trustee by 30 days' prior written notice. The Master Servicer shall permit the Owner Trustee and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors to inspect the Contract Files and the related accounts, records and computer systems maintained by the Master Servicer at such times as such Persons may request. On or prior to the first Business Day after the 14th day of each month, the Master Servicer shall deliver a data tape to the Backup Servicer containing information necessary for the Backup Servicer to generate the statements required pursuant to Section 3.07(h) of the Indenture and otherwise necessary for the servicing and administration of the Contracts.

     (c) Release of Documents. Upon instruction from the Indenture Trustee (a copy of which shall be furnished to the Owner Trustee), the Master Servicer shall release any Contract File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

     (d) Title Documents. The Master Servicer shall deliver to the Indenture Trustee and the Owner Trustee within (i) 120 days of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), a schedule of Title Documents for the related Financed Vehicles which, as of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract) did not show the Master Servicer as first lienholder and (ii) 180 days of the (A) Closing Date (with respect to each Initial Contract) and (B) related Subsequent Transfer Date (with respect to each related Subsequent Contract), a schedule of Title Documents for Financed Vehicles which as of the date prior to such delivery do not show the Master Servicer as first lienholder and as to which the Seller is obligated to repurchase pursuant to the provisions hereof.

     Section 3.05. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions (a copy of which shall be furnished to the Owner Trustee) with respect to the Contract Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

     Section 3.06. Indemnification. Subject to Section 8.02, the Master Servicer shall indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Securityholders for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including the reasonable fees and expenses of counsel) that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Noteholders or the Certificateholders as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer of the Contract Files, or the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement; provided, however, that the Master Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Master Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. The Master Servicer shall also indemnify and hold harmless the Issuer, the Trust Estate and the Securityholders against any taxes that may be asserted at any time against any of them with respect to the Contracts, including any sales, gross receipts, general corporation, personal property, privilege or license taxes (but exclusive of federal or other income taxes arising out of payments on the Contracts) and the costs and expenses in defending against such taxes. The Master Servicer shall immediately notify the Owner Trustee, the Indenture Trustee and the Backup Servicer if a claim is made by a third party with respect to the Contracts, shall assume, with the consent of the Owner Trustee, the Indenture Trustee and the Backup Servicer, the defense of any such claim, pay all expenses in connection therewith, including counsel fees, and shall promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Issuer.

     Section 3.07. Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective with respect to each (i) Initial Contract as of the Initial Cut-Off Date and (ii) Subsequent Contract as of the related Subsequent Cut-Off Date and shall continue in full force and effect until terminated under this Section, upon the termination of the Issuer or the repurchase of all of the Contracts by the Seller, whichever is first to occur. If the Master Servicer shall resign in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer shall have been terminated pursuant to Section 8.01, the appointment of the Master Servicer as custodian shall be terminated by the Indenture Trustee, by the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class, by the Owner Trustee or by Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest, in the same manner as the Indenture Trustee, the Owner Trustee or such Holders may terminate the rights and obligations of the Master Servicer pursuant to Section 8.01. As soon as practicable after any termination of such appointment, the Master Servicer shall, at its own expense, deliver the Contract Files to the Owner Trustee or its agent or as designated by the Owner Trustee at such place or places as the Owner Trustee may reasonably designate and shall cooperate in good faith to effect such delivery.

     Section 3.08. Nonpetition Covenant.

     (a) Neither the Seller nor the Master Servicer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (b) The Master Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     Section 3.09. Collecting Title Documents Not Delivered at the Closing Date or on a Subsequent Transfer Date. In the case of any Contract in respect of which written evidence from the Dealer selling or transferring the related Financed Vehicle that the Title Document for such Financed Vehicle showing the Master Servicer as first lienholder has been applied for from the Registrar of Titles was delivered to the Owner Trustee on the (i) Closing Date (with respect to each Initial Contract) and (ii) a Subsequent Transfer Date (with respect to a related Subsequent Contract) in lieu of a Title Document, the Master Servicer shall use its best efforts to collect such Title Document from the Registrar of Titles as promptly as possible. If such Title Document showing the Master Servicer as first lienholder is not received by the Master Servicer or the related Subservicer within 180 days after the (i) Closing Date (with respect to each Initial Contract) or (ii) Subsequent Transfer Date (with respect to a related Subsequent Contract), then the representation and warranty in Section 3.01(b)(iii) in respect of such Contract shall be deemed to have been incorrect in a manner that materially and adversely affects the Certificateholders and the Seller shall purchase such Contract, on or before the Master Servicer Report Date next succeeding the end of the 180-day period, from the Issuer for an amount equal to the related Repurchase Amount in the manner set forth in Section 5.04.

                                  ARTICLE FOUR

                    ADMINISTRATION AND SERVICING OF CONTRACTS

     Section 4.01. Duties of Master Servicer. The Master Servicer, acting alone or through one or more Subservicers as provided in this Section, shall, as agent for the Indenture Trustee and the Owner Trustee, manage, service, administer and make collections on the Contracts. The Master Servicer agrees that its servicing of the Contracts shall be carried out in accordance with customary and usual procedures of financial institutions which service motor vehicle retail installment sales contracts and installment loans and, to the extent more exacting, the procedures used by the Master Servicer in respect of such contracts serviced by it for its own account. In accordance with the foregoing, the Master Servicer may, whenever an Obligor has become delinquent or the Master Servicer believes an Obligor may become delinquent, in order to preserve the ultimate collectibility of amounts due on a Contract, modify the payment schedule on any Contract by reducing the APR on such Contract without the consent of any Rating Agency; provided, however, that the new APR shall not be less than the sum of (i) the Class D Rate and (ii) the Servicing Fee Percent. In addition, in order to preserve the Trust Estate, the Master Servicer may, without the consent of any Rating Agency, reduce the principal amount of a Contract (i.e., write-down a portion of the principal amount due on such Contract and, accordingly, lower the Monthly P&I on such Contract) to the extent funds are available in the Spread Account to cover such reduction; provided, however, the total amount of such modifications pursuant to the immediately preceding sentence and this sentence and reductions (i) may not affect more than 1% of the Cut-Off Date Aggregate Principal Balance through the Distribution Date nine months prior to the Class D Final Scheduled Distribution Date and (ii) during a Collection Period shall not affect Contracts having an aggregate Principal Balance greater than 0.1% of the Aggregate Principal Balance at the beginning of such Collection Period (Contracts that the Master Servicer is required to modify pursuant to the Servicemembers Civil Relief Act, the California Military Reservist Relief Act, any similar State law or any other law, rule, regulation or court order shall not be included in either of such calculations). Any such modifications or reductions exceeding such limits may be made only with the consent of each Rating Agency. The Master Servicer may also extend the Maturity Date on a Contract in accordance with Section 4.02. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Indenture Trustee and the Owner Trustee with respect to distributions and filing applicable United States tax returns for the Issuer on an annual basis, based on a tax year for the Issuer that is the calendar year. The Master Servicer shall have, subject to the terms hereof, full power and authority, acting alone, and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable; provided, however, that the Master Servicer shall commence repossession efforts in respect of any Financed Vehicle respecting which the related Contract is four or more months delinquent (except for those Contracts that are subject to the jurisdiction of any bankruptcy court). Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Master Servicer is authorized and empowered by the Indenture Trustee and the Owner Trustee to execute and deliver, on behalf of itself, the Trust, the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles. The Owner Trustee shall furnish the Master Servicer all documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

     On the Closing Date, the Master Servicer shall deliver to the Indenture Trustee and the Owner Trustee a list of Servicing Officers involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Master Servicer on request of the Owner Trustee or the Indenture Trustee.

     The Master Servicer may enter into Subservicing Agreements with one or more Subservicers approved by the Indenture Trustee for the servicing and administration of certain of the Contracts (including holding the related Contract Files as custodian). The Master Servicer shall notify each Rating Agency promptly if a Subservicer is hired. References herein to actions taken or to be taken by the Master Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of Noteholders or Certificateholders hereunder.

     The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act directly as servicer of the related Contract or enter into a Subservicing Agreement with a successor Subservicer approved by the Indenture Trustee which will be bound by the terms of the related Subservicing Agreement.

     Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee and the Securityholders for the servicing and administering of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Contracts. The Master Servicer shall be entitled to enter into an agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Contracts involving a Subservicer or an Affiliate of the

Master Servicer in its capacity as such, and not as an originator of Contracts, shall be deemed to be between the Subservicer or such Affiliate, as the case may be, and the Master Servicer alone, and none of the Indenture Trustee, the Owner Trustee, the Noteholders nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph.

     In the event the Master Servicer shall for any reason no longer be acting as servicer under this Agreement (including by reason of a Servicer Default), the Indenture Trustee or its designee may, at the sole discretion of the Indenture Trustee, thereupon assume all of the rights and obligations of such Master Servicer under each Subservicing Agreement selected by the Indenture Trustee in its sole discretion. In such event, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Master Servicer shall, upon request of the Indenture Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

     The Master Servicer, each Subservicer, and any new servicer appointed following the resignation or termination of the Master Servicer, including any Subservicer, shall at all times comply with all applicable federal, State and local laws, rules, regulations and ordinances governing or relating to the privacy rights of the Obligors in connection with its performance of its duties under this Agreement including the Gramm-Leach-Bliley Act. The Master Servicer, each Subservicer, and any new servicer appointed following the resignation or termination of the Master Servicer, including any Subservicer, shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the "nonpublic personal information" of each Obligor, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information and (c) protect against any unauthorized access to or use of such nonpublic personal information.

     The Master Servicer shall deposit in or credit to the Collection Account within two Business Days of receipt all collections of Monthly P&I received after the (i) Initial Cut-Off Date on or in respect of the Initial Contracts or
(ii) related Subsequent Cut-Off Date on or in respect of the related Subsequent Contracts together with the proceeds of all Prepayments and any accompanying interest; provided, however, that, to the extent any such installment of Monthly P&I or any such Prepayment proceeds are received in respect of a Contract as to which there is an outstanding and unreimbursed Advance or Advances, such installment or proceeds shall, to the extent of any such unreimbursed Advance or Advances, be retained by the Master Servicer in reimbursement of itself. The Master Servicer shall likewise deposit in the Collection Account within two Business Days of receipt all Net Liquidation Proceeds and Net Insurance Proceeds after deducting therefrom the amount of any outstanding and unreimbursed Advances made by it in respect of such Contract. The foregoing notwithstanding, the Master Servicer may, in the event it determines that it has made a Nonrecoverable Advance or Advances, reimburse itself from unrelated installments of Monthly P&I or Prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required above, furnish to the Indenture Trustee and the Owner Trustee a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of and Contract with respect to which such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood that collections in the nature of late payment charges or extension fees or collections allocable to payments to be made by the Master Servicer on behalf of Obligors for payment of insurance premiums, including Advanced Insurance Premiums, or similar items need not be deposited in the Collection Account and may be retained by the Master Servicer as additional servicing compensation or for application on behalf of Obligors, as the case may be.

     With respect to payments of Monthly P&I made by Obligors to the Master Servicer's lock box, the Master Servicer shall direct the Person maintaining the lock box to deposit, within two Business Days of receipt, the amount collected on or in respect of the Contracts to the Collection Account.

     In those cases where a Subservicer is servicing a Contract pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer to remit to the Master Servicer for deposit in the Collection Account, on a daily basis, within two Business Days after receipt by the Subservicer, all Net Collections received by the Subservicer.

     In order to facilitate the servicing of the Contracts by the Master Servicer, the Master Servicer shall retain, subject to and only to the extent permitted by the provisions of this Agreement, all collections on or in respect of the Contracts prior to the time they are remitted or credited, in accordance with such provisions, to the Collection Account, as the case may be. The Master Servicer acknowledges that the unremitted collections on the Contracts are part of the Trust Estate and the Master Servicer agrees to act as custodian and bailee of the Indenture Trustee and the Owner Trustee in holding such monies and collections. The Master Servicer agrees, for the benefit of the Indenture Trustee, the Owner Trustee and the Securityholders, to act as such custodian and bailee, and to hold and deal with such monies and such collections, as custodian and bailee for the Indenture Trustee and the Owner Trustee, in accordance with the provisions of this Agreement.

     The Master Servicer shall retain all data (including computerized records) relating directly to or maintained in connection with the servicing of the Contracts at the address of the Master Servicer set forth as Schedule B to this Agreement, at the office of any Subservicer or, upon 15 days' notice to the Indenture Trustee and the Owner Trustee, at such other place where the servicing offices of the Master Servicer are located, and shall give the Indenture Trustee and the Owner Trustee access to all data at all reasonable times. While a Servicer Default shall be continuing, the Master Servicer shall, on demand of the Indenture Trustee or the Owner Trustee, deliver or cause to be delivered to the Indenture Trustee or the Owner Trustee, as the case may be, all data (including computerized records and, to the extent transferable, related operating software) necessary for the servicing of the Contracts and all monies collected by it and required to be deposited in or credited to the Collection Account.

     The Master Servicer shall, or cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

     Section 4.02. Collection of Contract Payments. The Master Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall use its best efforts to cause each Obligor to make all payments in respect of his or her Contract to the Master Servicer. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charges in connection with delinquent payments on a Contract or prepayment charges and (ii) in order to work out a default or an impending default due to the financial condition of the Obligor, modify the payment schedule of a Delinquent Contract (subject to the next sentence) or extend the Maturity Date of a Delinquent Contract by up to 90 days in the aggregate past the originally scheduled date of the last payment on such Contract; provided, however, the Master Servicer shall not defer payments more than three times over the life of such Contract; provided, further, that in the case of any extension granted pursuant to clause (ii) the Master Servicer makes an Advance in respect of such extension and in no event can the last payment on such Contract be extended beyond the last day of the Collection Period ending immediately prior to the Class D Final Scheduled Distribution Date. The Master Servicer shall not extend the Maturity Date of a Contract except as provided in clause (ii) of the preceding sentence and shall not modify any Contracts except in accordance with the criteria and limitations specified in Section 4.01.

     Section 4.03. Realization upon Defaulted Contracts and Liquidated Contracts. The Master Servicer shall use its best efforts, consistent with the servicing standard specified in Section 4.01, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which no satisfactory arrangements can be made for collection of delinquent payments. Such servicing procedures may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. In connection with such repossession or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual for prudent holders of motor vehicle retail installment sales contracts and installment loans and as shall be in compliance with all applicable laws, and, in connection with the repossession of any Financed Vehicle or any Contract in default, may commence and prosecute any proceedings in respect of such Contract in its own name or, if the Master Servicer deems it necessary, in the name of the Owner Trustee or on behalf of the Owner Trustee. The Master Servicer's obligations under this Section are subject to the proviso that, in the case of damage to a Financed Vehicle from an uninsured cause, the Master Servicer shall not be required to expend its own funds in repairing such Financed Vehicle unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the related Contract, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as expenses recoverable under an applicable Insurance Policy. In the event that the Master Servicer determines that, in its best judgment, further collection efforts by it as to a Liquidated Contract will not result in the realization of additional Net Liquidation Proceeds to the Trust, the Master Servicer may, in the name of the Owner Trustee, and for the benefit of the Trust, sell the Liquidated Contract to any party not affiliated with the Master Servicer free and clear of the rights of the Issuer. The Master Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Defaulted Contract; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they are paid by an Obligor. All Net Liquidation Proceeds, Net Insurance Proceeds and proceeds of the sale of Contracts hereunder shall be deposited directly in or credited to the Collection Account (without deposit in any intervening account) to the extent required by Section 5.02.

     Section 4.04. Insurance. To the extent the Obligor fails to maintain a comprehensive and collision insurance policy in an amount at least equal to the lesser of (i) the actual cash value of the Financed Vehicle or (ii) the principal amount due from the Obligor under the related Contract, the Master Servicer shall obtain the LDI Policy in respect of such Financed Vehicle; provided, however, that the Master Servicer shall not be required to maintain such insurance in respect of any Financed Vehicle as to which the related Contract has an unpaid principal balance of less than $4,000 or the related Contract has six or fewer months remaining before its Maturity Date.

     Section 4.05. Maintenance of Security Interests in Financed Vehicles. The Master Servicer shall take such steps as are necessary to maintain continuous perfection and priority of the security interest created by each Contract in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements, continuation statements or other instruments as are necessary to maintain the security interest granted by Obligors under the respective Contracts. The Owner Trustee and the Indenture Trustee each hereby authorizes the Master Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason.

     Section 4.06. Covenants, Representations and Warranties of the Master Servicer. The Master Servicer hereby makes the following covenants, representations and warranties on which the Issuer is deemed to have relied in acquiring the Contracts. Such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts and as of the related Subsequent Transfer Date in the case of the related Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) The Master Servicer covenants as to the Contracts:

          (i) Lien in Force. The Financed Vehicle securing each Contract shall not be released from the lien granted by the Contract in whole or in part, except as contemplated herein.

          (ii) Impairment. The Master Servicer shall not impair the rights of the Noteholders and the Certificateholders in the Contracts.

          (iii) Amendments. The Master Servicer shall not amend the terms of any Contract, except that extensions or modifications may be granted in accordance with Section 4.02.

          (iv) Transfers. The Master Servicer may consent to the sale or transfer by an Obligor of any Financed Vehicle only if the original Obligor under the related Contract remains liable under such Contract and the transferee assumes all of the Obligor's obligations thereunder.

          (v) Security Interest. The Master Servicer shall maintain the perfection and priority of the Issuer's and the Indenture Trustee's security interests in the Contracts.

     (b) The Master Servicer represents, warrants and covenants, and such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts and as of the related Subsequent Transfer Date in the case of the related Subsequent Contracts (and shall continue to be true and correct as of the effective date of the Proposed Merger), but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (i) Organization and Good Standing. The Master Servicer (a) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California and after giving effect to the Proposed Merger will be duly organized and validly existing as a corporation in good standing under the laws of the State of California licensed to do business as a California State commercial bank, (b) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and (c) has full power, authority and legal right to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement.

          (ii) Power and Authority. The execution and delivery by the Master Servicer of this Agreement are within the power of the Master Servicer and have been duly authorized by all necessary action, corporate or otherwise, on the part of the Master Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Master Servicer or its properties or the articles of incorporation or bylaws of the Master Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

          (iii) Governmental Consents. The Master Servicer is not required to obtain the consent of any other party or consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except (in each case) such as have been obtained and are in full force and effect.

          (iv) Binding Obligation. This Agreement has been duly executed and delivered by the Master Servicer and, assuming the due authorization, execution and delivery thereof by the Owner Trustee and the Indenture Trustee, constitutes a legal, valid and binding instrument enforceable against the Master Servicer in accordance with its terms, subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (whether applied in a proceeding in equity or at law), and after giving effect to the Proposed Merger constitutes a legal, valid and binding instrument enforceable against the Master Servicer in accordance with its terms, subject to applicable bankruptcy, insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (whether applied in a proceeding in equity or at law), and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

          (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Master Servicer, threatened against or affecting the Master Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement, or which will, if determined adversely to the Master Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect the Master Servicer's ability to perform its obligations hereunder. The Master Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

          (vi) Other Consents. The Master Servicer has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case in connection with the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement.

          (vii) Proposed Merger. After the Proposed Merger, the Bank shall succeed to all of the rights, duties and obligations of WFS, in its individual capacity, as well as in its capacity as Seller, as Master Servicer and as Administrator, as the case may be, under each of the Underwriting Agreement, the Letter Indemnity Agreement and each Basic Document, as applicable.

     Section 4.07. Repurchase of Contracts upon Breach of Covenant. The Master Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.04, 4.05 or 4.06. Unless the breach shall have been cured within 30 days following such discovery, the Master Servicer shall purchase any Contract materially and adversely affected by such breach. In consideration of the purchase of such Contract, the Master Servicer shall remit the Repurchase Amount in the manner specified in Section 5.04. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or 4.06 shall be to require the Master Servicer to purchase Contracts pursuant to this Section; provided, however, that the Master Servicer shall indemnify the Owner Trustee, the Indenture Trustee, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract pursuant to this Section.

     Section 4.08. Servicing Compensation. As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section, the Master Servicer shall be entitled to receive on each Distribution Date the Servicing Fee. As servicing compensation in addition to the Servicing Fee, the Master Servicer shall be entitled to retain all late payment charges, extension fees and similar items paid in respect of the Contracts. The Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, which expenses shall include all out-of-pocket expenses incurred in connection with the repossession of a Financed Vehicle and any Advanced Insurance Premium to the extent that any such amounts are not paid or otherwise reimbursed by the related Obligor, and shall not be entitled to reimbursement of such expenses except to the extent provided in this Section or in Section 4.03.

     Section 4.09. Reporting by the Master Servicer.

     (a) On each Master Servicer Report Date, the Master Servicer shall transmit to the Owner Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency a statement, substantially in the form of Exhibit B (the "Distribution Date Statement"), setting forth with respect to the next succeeding Distribution Date or the related Collection Period:

          (i) the Interest Distributable Amount for each Class of Notes;

          (ii) (A) the Class A Undercollateralization Amount, if any, the Class B Undercollateralization Amount, if any, the Class C Undercollateralization Amount, if any, and the Class D Undercollateralization Amount, if any, in each case after giving effect to payments to be made on the related Distribution Date, (B) the Overcollateralization Distributable Amount and
     (C) the amount of principal to be distributed to each Class of Noteholders on such Distribution Date;

          (iii) the principal amount of each Class of Notes, after giving effect to all distributions of principal on such Distribution Date.

          (iv) the Net Collections for such Distribution Date;

          (v) the Servicing Fee with respect to the related Collection Period;

          (vi) the amount of any Interest Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

          (vii) the aggregate amount of Monthly P&I which was due on the Contracts during the related Collection Period and was delinquent as of the end of the related Collection Period (any such payment of Monthly P&I being presumed to be delinquent to the extent that it was not deposited in or credited to the Collection Account during such Collection Period);

          (viii) the amount set forth in clause (vii) above which is being advanced concurrently with such Distribution Date Statement by the Master Servicer pursuant to Section 5.04, the amount of any such Advance being deposited in or credited to the Collection Account on such Master Servicer Report Date;

          (ix) the aggregate amount of any Nonrecoverable Advances deducted by the Master Servicer from amounts otherwise required to be deposited by the Master Servicer in the Collection Account during the related Collection Period;

          (x) the Aggregate Net Liquidation Losses for the related Collection Period;

          (xi) the Spread Account Balance and the Excess Spread Amount, if any, for such Distribution Date;

          (xii) the Secondary Spread Account Amount and the Secondary Spread Account Withdrawal Amount, if any, for such Distribution Date;

          (xiii) the Certificate Distributable Amount;

          (xiv) the Net Cumulative Chargeoff Percentage;

          (xv) the aggregate Principal Balances of Delinquent Contracts;

          (xvi) the aggregate Principal Balances of Contracts that became Defaulted Contracts during the related Collection Period;

          (xvii) the Aggregate Principal Balance at the beginning and end of the related Collection Period;

          (xviii) Repurchase Amounts included in Net Collections for such Distribution Date;

          (xix) the Overcollateralization Amount and the amount by which the Aggregate Principal Balance exceeds the Outstanding Amount of the Notes (after giving effect to any payments made to Holders of the Notes on that Distribution Date);

          (xx) during the Pre-Funding Period, the amount, if any, withdrawn from the Pre-Funding Account to purchase Subsequent Contracts during the related Collection Period;

          (xxi) for the first Distribution Date immediately following the end of the Pre-Funding Period, the Remaining Pre-Funding Amount, if any, as of the close of business on the last day of the related Collection Period; and

          (xxii) the amount of Net Swap Payments or Net Swap Receipts.

     (b) In connection with the Distribution Date Statements delivered in connection with the February 2008 and August 2008 Distribution Dates, such Distribution Date Statements shall also include information as to the 60+ Day Contract Delinquency Rate for each of the three Collection Periods preceding such Distribution Date and the average 60+ Day Contract Delinquency Rate for each of such three Collection Periods.

     (c) Each Distribution Date Statement shall be accompanied by an Officers' Certificate of the Master Servicer stating that the computations reflected in such statement were made in conformity with the requirements of this Agreement.

     (d) On each Master Servicer Report Date, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a report, in respect of the immediately preceding Collection Period, setting forth the following:

          (i) the aggregate amount, if any, paid by or due from it for the purchase of Contracts which the Seller or the Master Servicer has become obligated to purchase pursuant to Section 3.02 or 4.07 or the Seller has elected to purchase pursuant to Section 9.01;

          (ii) the net amount of funds which have been deposited in or credited to the Collection Account in respect of such Collection Period after giving effect to all permitted deductions therefrom pursuant to Section 5.02;

          (iii) upon request of any of the Owner Trustee, the Indenture Trustee or a Rating Agency, with respect to each Contract that became a Liquidated Contract during such Collection Period, the following information:

               (A) its Contract Number;

               (B) the effective date as of which such Contract became a Liquidated Contract;

               (C) its Monthly P&I and Principal Balance as of the immediately preceding Distribution Date (or as of the Cut-Off Date in the case of the first Distribution Date); and

               (D) if less than 100% of the outstanding principal balance of and accrued and unpaid interest was recovered on such Liquidated Contract, the amount of the Net Liquidation Proceeds or Net Insurance Proceeds;

               (iv) upon request of any of the Owner Trustee, the Indenture Trustee or a Rating Agency, the Contract Numbers, Monthly P&I, Principal Balances and Maturity Dates of all Contracts which became Defaulted Contracts during such Collection Period; and

               (v) any other information relating to the Contracts reasonably requested by the Owner Trustee, the Indenture Trustee and each Rating Agency.

     Section 4.10. Annual Statement as to Compliance. The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, on or before 90 days after the end of each fiscal year of the Master Servicer, beginning with the fiscal year ended December 31, 2005, an Officers' Certificate of the Master Servicer stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or since the Closing Date in the case of the first such Officers' Certificate) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year and that no default under this Agreement has occurred and is continuing, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any
(i) Certificateholder or Certificate Owner by a request in writing to the Owner Trustee addressed to the Owner Trustee Corporate Trust Office or (ii) Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee. Notwithstanding the foregoing, the delivery of a copy of the report on the assessment of servicing compliance complying with the requirements of Regulation AB under the Securities Act shall be deemed to satisfy the provisions of this Section.

     Section 4.11. Annual Independent Certified Public Accountants' Report. On or before 90 days after the end of the first fiscal year of the Master Servicer which ends more than three months after the Closing Date and each fiscal year thereafter, the Master Servicer at its expense shall cause a firm of nationally-recognized independent certified public accountants (who may also render other services to the Master Servicer) to furnish (a) a report to the Indenture Trustee, the Owner Trustee and each Rating Agency to the effect that
(i) they have audited the balance sheet of the Master Servicer as of the last day of said fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof, (ii) they have also audited certain documents and the records relating to the servicing of the Contracts and the distributions on the Notes and the Certificates hereunder, (iii) their audit as described under clauses (i) and (ii) above was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances and (iv) their audits described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of such Contracts in accordance with this Agreement and the making of distributions on the Notes and Certificates in accordance with this Agreement, or, if any such exceptions were disclosed thereby, setting forth such exceptions which, in their opinion, were material and (b) a report to Moody's that such firm has examined the servicing operations of the Master Servicer for the previous fiscal year and that, on the basis of such examination, conducted substantially in compliance with USAP, as applicable to the servicing of automobile receivables, such firm confirms that the Master Servicer complied with the minimum servicing standards identified in USAP, in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, the USAP requires it to report. In rendering such statement, the accounting firm may rely, as to matters relating to direct servicing of Contracts by Subservicers, upon comparable statements for examinations conducted substantially in compliance with USAP (rendered within one year of such statement) of independent public accountants with respect to such Subservicer. To enable the accounting firm to render the USAP report described in subparagraph (b), the Master Servicer shall, at a time prior to the release of the report as the accounting firm shall reasonably request, submit to the firm a management assertion letter and management representation letter substantially in the form respectively set forth on Exhibit C and Exhibit D hereto. Notwithstanding the foregoing, the delivery of an attestation as to the assessment of servicing compliance complying with the requirements of Regulation AB under the Securities Act shall be deemed to satisfy the provisions of this Section.

     Section 4.12. Access to Certain Documentation and Information Regarding Contracts. The Master Servicer shall provide to the Indenture Trustee and the Securityholders access to the Contract Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the designated offices of the Master Servicer and each related Subservicer, if any. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     Section 4.13. Fidelity Bond. The Master Servicer shall maintain a fidelity bond in such form and amount as is customary for banks acting as custodian of funds and documents in respect of mortgage loans or consumer contracts on behalf of institutional investors.

     Section 4.14. Indemnification; Third Party Claims. Subject to Section 8.02, the Master Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee and the Securityholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any reasonable other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders may sustain because of the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by a third party with respect to the Contracts, assume, with the consent of the Indenture Trustee and the Owner Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders.

     Section 4.15. Maintenance of the Interest Rate Swap Agreement. So long as any Class A-3B Notes are Outstanding, the Master Servicer shall cause the Issuer to maintain in effect the Interest Rate Swap Agreement, or a replacement interest rate swap agreement acceptable to the Rating Agencies.

                                  ARTICLE FIVE

          DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS TO SECURITYHOLDERS

     Section 5.01. Establishment of Trust Accounts.

     (a) Prior to the Closing Date, the Master Servicer shall open, at a depository institution (which may be the Indenture Trustee or the Bank), the following accounts (the "Trust Accounts"):

          (i) an account in the name of the Indenture Trustee (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

          (ii) an account in the name of the Indenture Trustee (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

          (iii) an account in the name of the Indenture Trustee (the "Pre-Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

          (iv) an account in the name of the Indenture Trustee (the "Secondary Spread Account") bearing a designation clearly indicating the funds deposited therein are held for the benefit of the Class C Noteholders and the Class D Noteholders;

          (v) an account in the name of the Indenture Trustee (the "Note Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders; and

          (vi) an account in the name of the Owner Trustee (the "Certificate Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     The Trust Accounts shall be Eligible Accounts and relate solely to the Securities and to the Contracts and Eligible Investments. The Master Servicer shall give the Indenture Trustee and the Owner Trustee at least five Business Days' written notice of any change in the location of any Trust Account and any related account identification information. All monies deposited in or credited to, from time to time, the Trust Accounts shall be part of the Trust Estate and all monies deposited in or credited to, from time to time, the Collection Account, the Spread Account, the Certificate Distribution Account, the Secondary Spread Account and the Note Distribution Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to Section 5.01(b).

     (b) All funds in the Collection Account, the Spread Account, the Note Distribution Account, the Pre-Funding Account, the Secondary Spread Account and the Certificate Distribution Account shall be invested by the Indenture Trustee in Eligible Investments. For so long as the RIC is an Eligible Investment, all funds in such Trust Accounts, in each case that are available for investment in Eligible Investments, shall be invested in the RIC; provided, however, that, only with the prior consent of Moody's, may funds in the Spread Account, the Note Distribution Account, the Pre-Funding Account, the Secondary Spread Account and the Certificate Distribution Account be invested in the RIC. If the RIC is no longer an Eligible Investment then, subject to the limitations set forth herein, the Master Servicer shall direct the Indenture Trustee in writing to invest funds in the foregoing Trust Accounts in Eligible Investments, other than the RIC. All such investments shall be in the name of the Indenture Trustee for the benefit of the Noteholders, the Certificateholders or the Class C Noteholders and the Class D Noteholders, as applicable. All income or other gain from investment of monies deposited in or credited to the Spread Account, the Note Distribution Account, the Pre-Funding Account, the Secondary Spread Account or the Certificate Distribution Account (including the RIC Reinvestment Earnings) shall be deposited in or credited to the related Trust Account immediately upon receipt, and any loss resulting from such investment shall be charged to the related Trust Account. The maximum permissible maturities of any investments of funds in the Collection Account, the Spread Account, the Note Distribution Account, the Pre-Funding Account, the Secondary Spread Account and the Certificate Distribution Account on any date shall not be later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment; provided, however, that such funds may be invested by the Indenture Trustee in Eligible Investments (other than the RIC) that mature on the Business Day before the Distribution Date. No investment in Eligible Investments may be sold prior to its maturity.

     (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts, other than the Certificate Distribution Account, and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts, other than the Certificate Distribution Account, shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders, the Certificateholders or the Class C Noteholders and the Class D Noteholders, as the case may be; provided, however, that the Indenture Trustee shall invest funds in the Certificate Distribution Account pursuant to Section 5.01(b). The Certificate Distribution Account shall be in the name of the Owner Trustee for the benefit of the Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash or any investments to such new Trust Account.

          (i) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Account shall be subject to the exclusive custody and continuous control of the Indenture Trustee within the meaning of Section 9-104(a) of the applicable UCC, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (i) of the definition of the term "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a Financial Intermediary acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article Eight of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (iii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

          (ii) The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     Section 5.02. Collections; Net Deposits.

     (a) Subject to Sections 4.01, 5.02 (b) and 5.03, the Master Servicer shall remit or credit all payments by the Obligors on the Contracts, all payments on behalf of Obligors on the Contracts and all Net Liquidation Proceeds and Net Insurance Proceeds to the Collection Account (within two Business Days as specified in Section 4.01); provided that the Master Servicer shall retain from collection of late payments and Net Liquidation Proceeds or Net Insurance Proceeds in respect of a Contract an amount equal to previously unreimbursed Advances in respect of such Contract made pursuant to Section 5.04.

     (b) So long as the Master Servicer is WFS, the Master Servicer shall have the right, on a basis not more frequently than once per month (although deposits shall be made into the Collection Account within two Business Days pursuant to
Section 4.01), to deduct from amounts received that are otherwise required to be deposited in or credited to the Collection Account and, to the extent such amounts are insufficient, to require that the Indenture Trustee withdraw and deliver to it from the Collection Account, amounts due to be paid hereunder to the Master Servicer or to the Seller after giving effect to application of the payment priorities specified in this Article for the month (or other applicable period), and to pay such amounts to itself as Master Servicer or to the Seller, as the case may be. Notwithstanding the foregoing, the Master Servicer shall maintain the records and accounts for such deposits and credits on a gross basis.

     (c) With respect to each Collection Period and the related Distribution Date, Net Swap Receipts, if any, will be deposited into the Collection Account on the Business Day immediately preceding such Distribution Date.

     Section 5.03. Application of Collections. On or prior to the last day of each Collection Period, all collections for such Collection Period shall be applied by the Master Servicer as follows: with respect to each Contract (including a Defaulted Contract), payments by or on behalf of an Obligor shall be applied in the following order: (a) unpaid amounts due on the Contract in a prior Collection Period; (b) interest due on the Contract; (c) interest due on any Advanced Insurance Premium; (d) principal due on the Contract; (e) principal due on any Advanced Insurance Premium; (f) extension fees, if any; (g) late payment fees, if any; and (h) administrative charges, if any. Any excess shall be applied to prepay the principal balance of the Contract.

     Section 5.04. Advances and Nonrecoverable Advances; Repurchase Amounts.

     (a) If, as of the end of any Collection Period, one or more payments of Monthly P&I due under any Contract (other than a Liquidated Contract) Outstanding at the end of such Collection Period shall not have been received by the Master Servicer and deposited in or credited to the Collection Account pursuant to Section 5.02(a), the Master Servicer shall make, concurrently with the furnishing of the related Distribution Date Statement to the Indenture Trustee and the Owner Trustee, the Advance for such Collection Period by depositing in or crediting to the Collection Account with respect to each Contract 30 days of interest on the Principal Balance of such Contract at a rate equal to the sum of (i) the Class D Rate and (ii) the Servicing Fee Percent for each month that the related Monthly P&I is delinquent at the end of such Collection Period. The Master Servicer shall account for such deposit or credit in accordance with Section 4.01. The foregoing notwithstanding, the Master Servicer shall not make an Advance in respect of a Contract if the Master Servicer shall have determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination shall be evidenced by an Officers' Certificate furnished to the Indenture Trustee and the Owner Trustee setting forth the basis for such determination.

     (b) If the Master Servicer determines that it has made a Nonrecoverable Advance or Advances, the Master Servicer shall reimburse itself, without interest, from unrelated installments of Monthly P&I or prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required by
Section 5.02, furnish to the Indenture Trustee and the Owner Trustee a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of, and Contract with respect to which, such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken; provided, however, that the Master Servicer must provide such certificate within three months of such Nonrecoverable Advance or Advances.

     (c) The Master Servicer or the Seller, as the case may be, shall remit or credit to the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts on the Master Servicer Report Date next succeeding the last day of the related cure period specified in Section 3.02 or 4.07, as the case may be. In addition, the Master Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts.

     (d) The Master Servicer and the Seller shall deposit or caused to be deposited into the Collection Account the Aggregate Repurchase Amount of Contracts purchased pursuant to Section 9.01(a).

     Section 5.05. Distributions.

     (a) Subject to Section 5.05(d), on each Distribution Date, so long as an Event of Default has not occurred and is not continuing, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Distribution Date Statement delivered on the related Master Servicer Report Date pursuant to Section 4.09) to withdraw from the Collection Account and the Spread Account the Available Funds for such Distribution Date (other than an amount equal to the Secondary Spread Account Withdrawal Amount component of Available Funds, if any), and make the following deposits and distributions for receipt by the Master Servicer or deposit in the applicable account by 11:00 a.m. (New York time), in the following order of priority:

          (i) to the Master Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods;

          (ii) pro rata, to the Indenture Trustee, any accrued and unpaid fees and expenses payable to the Indenture Trustee (up to a maximum of $200,000 in any given calendar year) and to the Owner Trustee, any accrued and unpaid fees and expenses payable to the Owner Trustee (up to a maximum of $100,000 in any given calendar year), in each case to the extent such fees and expenses have not been previously paid by the Master Servicer;

          (iii) to the Swap Counterparty, the Net Swap Payment, which amount will be paid to the Swap Counterparty;

          (iv) pro rata, to (A) the Note Distribution Account, the Interest Distributable Amount for each class of Class A Notes, for payment of interest on each class of Class A Notes, pro rata in proportion to their respective Outstanding Amounts, and (B) the Swap Counterparty, any Senior Swap Termination Payments;

          (v) to the Note Distribution Account, the Class A
     Undercollateralization Amount, for payment of principal on the Notes in the priority set forth in Section 5.05(b);

          (vi) to the Note Distribution Account, the Interest Distributable Amount for the Class B Notes, for payment of interest on the Class B Notes;

          (vii) to the Note Distribution Account, the Class B
     Undercollateralization Amount, for payment of principal on the Notes in the priority set forth in Section 5.05(b);

          (viii) to the Note Distribution Account, the Interest Distributable Amount for the Class C Notes, for payment of interest on the Class C Notes;

          (ix) to the Note Distribution Account, the Class C
     Undercollateralization Amount, for payment of principal on the Notes in the priority set forth in Section 5.05(b);

          (x) to the Note Distribution Account, the Interest Distributable Amount for the Class D Notes, for payment of interest on the Class D Notes;

          (xi) to the Note Distribution Account, an amount equal to the sum of the Class D Undercollateralization Amount, for payment of principal on the Notes in the priority set forth in Section 5.05(b);

          (xii) to the Spread Account, the Specified Spread Account Balance;

          (xiii) to the Note Distribution Account, the Overcollateralization Distributable Amount and, on the first Distribution Date following the end of the Pre-Funding Period, the Remaining Pre-Funded Amount, for payment of principal on the Notes in the priority set forth in Section 5.05(b);

          (xiv) to the Secondary Spread Account, any remaining funds until the amount on deposit in the Secondary Spread Account equals the Secondary Spread Account Amount;

          (xv) to the Swap Counterparty, any Subordinate Swap Termination Payments and any other amounts payable by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement and not previously paid; and

          (xvi) to the Spread Account, any excess amounts remaining from Available Funds after making the distributions described in clauses (i) through (xv) above, and the Master Servicer shall instruct the Indenture Trustee to distribute any Excess Spread Amount pursuant to Section 5.06(c).

     (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Distribution Date Statement delivered on the related Master Servicer Report Date pursuant to
Section 4.09), to distribute any amount deposited into the Note Distribution Account as payment of principal on the Notes pursuant to Sections 5.05(a) and 5.08(d) in the following amounts and order of priority:

          (i) to the Class A-1 Notes until the Class A-1 Notes have been paid in full;

          (ii) to the Class A-2 Notes until the Class A-2 Notes have been paid in full;

          (iii) to the Class A-3A Notes and the Class A-3B Notes on a pro rata basis, based upon their respective principal covenants, until the Class A-3 Notes have been paid in full;

          (iv) to the Class A-4 Notes until the Class A-4 Notes have been paid in full;

          (v) to the Class B Notes until the Class B Notes have been paid in full;

          (vi) to the Class C Notes until the Class C Notes have been paid in full; and

          (vii) to the Class D Notes until the Class D Notes have been paid in full.

     (c) Following the distributions set forth in Sections 5.05(a) and (b), an amount equal to any Secondary Spread Account Withdrawal Amount shall be withdrawn from the Secondary Spread Account and distributed to pay (i) the amount of the Interest Distributable Amount for the Class C Notes and the Class D Notes that was not paid in full pursuant to Sections 5.05(a)(viii) and (a)(x), first to the Class C Notes and then to the Class D Notes, (ii) after the Class A Notes and the Class B Notes have been paid in full, the amount of the Class C Undercollateralization Amount and the Class D Undercollateralization Amount that was not paid in full pursuant to Sections 5.05(a)(ix) and (a)(xi), first to the Class C Notes and then to the Class D Notes, (iii) if Notes have been accelerated following an Event of Default, the amount of the Interest Distributable Amount for the Class C Notes and the Class D Notes and the principal of the Class C Notes and the Class D Notes, in each case that was not paid in full pursuant to Section 2.07(c)(v) of the Indenture, first to the Class C Notes and then to the Class D Notes, and (iv) if the related Distribution Date is on or after the Class C Final Scheduled Distribution Date and the Class D Final Scheduled Distribution Date, the unpaid principal amount of the Class C Notes and the Class D Notes, first to the Class C Notes and then to the Class D Notes.

     (d) Notwithstanding any other provision of this Section, after the Notes have been declared due and payable pursuant to Section 5.02 of the Indenture, all Available Funds shall be remitted to the Indenture Trustee for distribution in accordance with Sections 2.07(c) and 5.06(a) of the Indenture.

     Section 5.06. Spread Account.

     (a) On or prior to the Closing Date, WFSRC3 shall deposit the Spread Account Initial Amount into the Spread Account. The Spread Account will be held for the benefit of the Securityholders in order to effectuate the subordination of the rights of the Securityholders to the extent described above.

     (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to withdraw the Spread Account Balance from the Spread Account and distribute such amount as part of Available Funds in accordance with Section 5.05(a).

     (c) If any Class of Notes has not been paid in full on any Distribution Date on and after its Final Scheduled Distribution Date (after giving effect to the distribution of Available Funds on such Distribution Date), the Master Servicer shall instruct the Indenture Trustee to distribute from amounts on deposit in the Spread Account to the Holders of that Class of Notes, an amount equal to the lesser of (i) the amount on deposit in the Spread Account and (ii) the Outstanding Amount of that Class of Notes. On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to distribute the Excess Spread Amount, after giving effect to the distribution described in the preceding sentence, first, to the Trustees for all fees and expenses due to each of them and not previously paid, second, to WFSRC3 until WFSRC3 has received full payment of the Spread Account Initial Deposit and third, all remaining funds to the

Certificate Distribution Account for distribution to Certificateholders in accordance with Section 5.02 of the Trust Agreement.

     (d) Amounts held in the Spread Account shall be invested in the manner specified in Section 5.01(b), and such investments shall be made in accordance with written instructions from the Master Servicer; provided that, if the Indenture Trustee does not receive any such written instructions prior to any date on which an investment decision must be made, the Indenture Trustee shall invest such amounts held in the Spread Account in Eligible Investments consisting of commercial paper given the highest rating by each Rating Agency at the time of such investment. All such investments shall be made in the name of the Indenture Trustee or its nominee and such investments shall not be sold or disposed of prior to their maturity.

     (e) Upon termination of the Issuer pursuant to Section 9.01, any amounts on deposit in the Secondary Spread Account, after payments of amounts due to the Securityholders, will be distributed first, to the Swap Counterparty in respect of any Subordinate Swap Termination Payments and other amounts payable by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement and not previously paid, second, to WFSRC3 until WFSRC3 has received full repayment of the Spread Account Initial Deposit and third, to the Certificate Distribution Account for distribution to Certificateholders in accordance with the Section
5.02 of the Trust Agreement.

     Section 5.07. Pre-Funding Account.

     (a) On the Closing Date, the Seller shall deposit, from the net proceeds of the sale of the Notes, the Pre-Funding Account Initial Deposit into the Pre-Funding Account. On or prior to each Subsequent Cut-Off Date, the Servicer shall calculate the aggregate Principal Balance of the Subsequent Contracts to be transferred to the Trust on the related Subsequent Transfer Date. The Servicer shall instruct the Indenture Trustee in writing to distribute such amount, from amounts on deposit in the Pre-Funding Account, to the Seller on such Subsequent Transfer Date to purchase the Subsequent Contracts from WFS. The Seller will in turn transfer the related Subsequent Contracts to the Trust on such Subsequent Transfer Date, at which time such Subsequent Contracts will become part of the Trust Estate.

     (b) If the amount on deposit in the Pre-Funding Account has not been reduced to zero by the end of the Pre-Funding Period, on the first Distribution Date following the end of the Pre-Funding Period, the Servicer shall instruct in writing the Indenture Trustee to withdraw from the Pre-Funding Account on such Distribution Date, the amount remaining in the Pre-Funding Account at such time, exclusive of the Pre-Funding Account Investment Earnings, if any, for the related Collection Period (such remaining amount being the "Remaining Pre-Funding Amount") and deposit such amount into the Collection Account for inclusion in the Aggregate Principal Distributable Amount for such Distribution Date. The Pre-Funding Account Investment Earnings for the related Collection Period (together with any other interest and other income (net of losses and expenses) earned on amounts on deposit in the Pre-Funding Account that are on deposit in the Pre-Funding Account) shall be deposited, on the Business Day immediately preceding the first Distribution Date following the end of the Pre-Funding Period, to the Collection Account as Available Funds.

     Section 5.08. Secondary Spread Account.

     (a) The Secondary Spread Account will be held for the benefit of the Class C Noteholders and the Class D Noteholders. Amounts on deposit in the Secondary Spread Account will not be available to make payments in respect of the Class A Notes or the Class B Notes.

     (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to withdraw the Secondary Spread Account Withdrawal Amount, if any, from the Secondary Spread Account and distribute such amount to the Class C Notes and the Class D Notes in accordance with Section 5.05(c).

     (c) Amounts held in the Secondary Spread Account shall be invested in the manner specified in Section 5.01(b), and such investments shall be made in accordance with written instructions from the Master Servicer; provided that, if the Indenture Trustee does not receive any such written instructions prior to any date on which an investment decision must be made, the Indenture Trustee shall invest such amounts held in the Secondary Spread Account in Eligible Investments described in clause (iv) of the definition of the term "Eligible Investments". All such investments shall be made in the name of the Indenture Trustee or its nominee and such investments shall not be sold or disposed of prior to their maturity.

     (d) On each Distribution Date, if the amount on deposit in the Secondary Spread Account, after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date, exceeds the Secondary Spread Account Amount, the amount of such excess shall be distributed in the following amounts and order of priority (i) to the Note Distribution Account if the amount distributed as principal in respect of the Overcollateralization Amount pursuant to Section 5.05(a)(xiii) did not equal the Overcollateralization Amount, (ii) to the Swap Counterparty in respect of any Subordinate Swap Termination Payments and other amounts payable by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement and not previously paid, (iii) to WFSRC3 until WFSRC3 has received full repayment of the Spread Account Initial Deposit and
(iv) to the Certificate Distribution Account for distribution to Certificateholders in accordance with the Section 5.02 of the Trust Agreement.

     (e) Upon termination of the Issuer pursuant to Section 9.01, any amounts on deposit in the Secondary Spread Account, after payments of amounts due to the Holders of the Class C Notes and the Class D Notes, the amount of such excess shall be distributed in the following amounts and order of priority (i) to the Swap Counterparty in respect of any Subordinate Swap Termination Payments and other amounts payable by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement and not previously paid, (ii) to WFSRC3 until WFSRC3 has received full repayment of the Spread Account Initial Deposit and (iii) to the Certificate Distribution Account for distribution to Certificateholders in accordance with the Section 5.02 of the Trust Agreement.

     Section 5.09. Statements to Securityholders.

     (a) On each Distribution Date, (i) the Indenture Trustee shall include with each distribution to each Noteholder of record as of the related Record Date and
(ii) the Owner

Trustee shall include with each distribution to each Certificateholder of record as of the related Record Date a statement, prepared by the Master Servicer, based on the information in the Distribution Date Statement furnished pursuant to Section 4.09, setting forth for such Distribution Date the following information as of the related Record Date or such Distribution Date, as the case may be:

          (i) the amount of such distribution allocable to principal (stated separately for each Class of Notes);

          (ii) the amount of such distribution allocable to interest (stated separately for each Class of Notes);

          (iii) the Interest Distributable Amount for each Class of Notes;

          (iv) the Class A-3B Rate for the related Interest Period;

          (v) the amount of any Interest Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

          (vi) the amount of the Servicing Fee paid to the Master Servicer with respect to the related Collection Period;

          (vii) the Aggregate Net Liquidation Losses for the related Collection Period;

          (viii) the aggregate Principal Balance of Delinquent Contracts as of the close of business on the last day of such Collection Period;

          (ix) the Aggregate Principal Balance as of the close of business on the last day of such Collection Period;

          (x) the principal amount of each Class of Notes as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

          (xi) the Certificate Distributable Amount;

          (xii) the amount on deposit in the Spread Account on such Distribution Date, after giving effect to distributions made on such Distribution Date, and the change in such balance from the immediately preceding Distribution Date;

          (xiii) the Overcollateralization Amount and the amount by which the Aggregate Principal Balance exceeds the Outstanding Amount of the Notes (after giving effect to any payments made to Holders of the Notes on that Distribution Date);

          (xiv) the disposition amounts withdrawn from the Spread Account, including the amounts used to increase the level of overcollateralization to the Overcollateralization Amount, and the Excess Spread Amount, if any, for such Distribution Date;

          (xv) the amount of Net Collections;

          (xvi) the amount on deposit in the Secondary Spread Account on such Distribution Date, after giving effect to distributions made on such Distribution Date, and the change in such balance from the immediately preceding Distribution Date;

          (xvii) the Aggregate Principal Balances of all Contracts which were delinquent (A) 30-59 days, (B) 60-89 days, (iii) 90-119 days and (iv) 120 days or more, in each case as of the last day of the related Collection Period;

          (xviii) during the Pre-Funding Period, the amount, if any, withdrawn from the Pre-Funding Account to purchase Subsequent Contracts during the Pre-Funding Period; and

          (xix) for the first Distribution Date immediately following the end of the Pre-Funding Period, the Remaining Pre-Funding Amount, if any, as of the close of business of the last day of the related Collection Period.

Each amount set forth pursuant to clauses (i), (ii), (v) and (vi) above shall be expressed in the aggregate and as a dollar amount per $1,000.00 original principal amount of a Note.

     (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Indenture Trustee shall mail to each Person who at any time during such calendar year shall have been a Holder of a Note a statement or statements, prepared by the Master Servicer, which in the aggregate contain the sum of the amounts set forth in clauses (i),
(ii), (v) and (vi) of above for such calendar year or, in the event such Person shall have been a Holder of a Note during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns. In addition, the Master Servicer shall furnish to the Indenture Trustee for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

                                   ARTICLE SIX

                                   THE SELLER

     Section 6.01. Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

     Section 6.02. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by such Seller under this Agreement.

     The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Master Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

     The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Securityholders from and against any loss, liability or expense incurred by reason of such Seller's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Backup Servicer from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability, in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee or (iii) the Backup Servicer, shall be due to the willful misfeasance, bad faith or negligence of the Backup Servicer.

     Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this

Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to such Seller, without interest.

     Section 6.03. Merger or Consolidation of, or Assumption of the Obligations of, the Seller; Certain Limitations.

     (a) The Seller shall not consolidate with nor merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which such Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety, can lawfully perform the obligations of the Seller hereunder and executes and delivers to the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and will deliver to the Owner Trustee and the Indenture Trustee a letter from each Rating Agency to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of its then-current ratings of each Class of Notes. The Seller and WFS each shall maintain separate corporate offices.

     (b) (i) Subject to clause (b)(ii) below, the purpose of the Seller shall be to engage in any lawful activity for which a corporation may be organized under the laws of the State of California.

          (ii) Notwithstanding clause (b)(i) above, the actual business activities of the Seller shall be limited to those activities incident to and necessary or convenient to accomplish the following purposes: (A) to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with, retail installment sales contracts and installment loans secured by automobiles and light duty trucks (the "Vehicle Receivables"); (B) to authorize, issue, sell and deliver one or more series of obligations, consisting of one or more classes of notes, certificates or other securities (the "Offered Securities") that are collateralized by or evidence an interest in Vehicle Receivables and are rated in an investment grade category by at least one nationally recognized statistical rating agency; and (C) to negotiate, authorize, execute, deliver and assume the obligations of any agreement relating to the activities set forth in clauses (A) and (B) above, including any sale and servicing agreement, indenture, reimbursement agreement, credit support agreement, receivables purchase agreement or underwriting agreement or similar agreements or to engage in any lawful activity which is incidental to the activities contemplated by any such agreement. So long as any outstanding debt of the Seller or Offered Securities are rated by any nationally recognized statistical rating organization, the Seller shall not issue notes or otherwise incur debt unless (1) the Seller has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded such debt or securities or (2) such notes or borrowings (a) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or Offered Securities) or are nonrecourse against any assets of the Seller other than the assets pledged to secure such notes or borrowings, (b) do not constitute a claim against the Seller in the event such assets are insufficient to pay such notes or borrowings and (c) where such notes or borrowings are secured by the rated debt or Offered Securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or Offered Securities) to such rated debt or Offered Securities.

     (c) Notwithstanding any other provision of this Section and any provision of law, the Seller shall not do any of the following:

          (i) engage in any business or activity other than as set forth in clause (b) above;

          (ii) without the affirmative vote of a majority of the members of the board of directors of the Seller (which must include the affirmative vote of at least two duly appointed Independent directors) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or State law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Seller to consent to the institution of bankruptcy or insolvency proceedings against the Seller so long as it is solvent; or

          (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity (except for the acquisition of Vehicle Receivables and the sale of Vehicle Receivables to one or more trusts in accordance with the terms of clause (b)(ii) above, which shall not be otherwise restricted by Section 6.03(c)).

     Section 6.04. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

     Section 6.05. Seller Not to Resign. Subject to the provisions of Section 6.03, the Seller shall not resign from the obligations and duties hereby imposed on it as Seller hereunder.

     Section 6.06. Seller May Own Securities. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Securities so owned by or pledged to the Seller or an Affiliate thereof shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

                                 ARTICLE SEVEN

                               THE MASTER SERVICER

     Section 7.01. Liability of Master Servicer; Indemnities. Subject to Section 8.02, the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement. Such obligations shall include the following:

          (a) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer, any Subservicer or any of their respective Affiliates of a Financed Vehicle.

          (b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Backup Servicer from and against any taxes that may at any time be asserted against the Owner Trustee, the Indenture Trustee or the Issuer with respect to the transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

          (c) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

          (d) The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein or the Trust Agreement contained, except to the extent that such cost, expense, loss, claim, damage or liability (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as the case may be; (ii) relates to any tax other than the taxes with respect to which either the Seller or the Master Servicer shall be required to indemnify the Owner Trustee and the Indenture Trustee; (iii) shall arise from the Owner Trustee's or the Indenture Trustee's breach of any of their respective representations or warranties set forth herein, in the Trust Agreement or in the Indenture; or (iv) shall be one as to which the Seller is required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be.

          (e) The Master Servicer shall pay the Owner Trustee compensation, reimbursement or other payments owed to it by the Seller pursuant to Sections 8.01 and 8.02 of the Trust Agreement if the Seller fails to remit such compensation, reimbursement or payment in a timely manner.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement of the Trust Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

     Section 7.02. Corporate Existence; Status of Master Servicer; Merger. The Master Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless the corporation (a) formed by such consolidation or into which the Master Servicer has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Master Servicer as an entirety can lawfully perform the obligations of the Master Servicer hereunder and (b) executes and delivers to the Indenture Trustee and the Owner Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee and the Owner Trustee, which contains an assumption by such successor entity of the due and punctual performance or observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement. Notice shall be sent to each Rating Agency by the Master Servicer of any consolidation, merger or succession pursuant to this Section. The Bank, upon its conversion to a California corporation licensed to do business as a California commercial bank, will qualify pursuant to clause (a) above.

     Section 7.03. Performance of Obligations.

     (a) The Master Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement.

     (b) The Master Servicer shall not take any action, or permit any action to be taken by others, which would excuse any Person from any of its covenants or obligations under any of the Contract Documents or under any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Contract Documents or any such instrument, except as expressly provided herein and therein.

     Section 7.04. Master Servicer Not to Resign; Assignment.

     (a) The Master Servicer shall not resign from the duties and obligations hereby imposed on it except upon determination by its board of directors that by reason of change in applicable legal requirements the continued performance by the Master Servicer of its duties hereunder would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Master Servicer or its financial condition, said determination to be evidenced by a resolution of its board of directors to such effect accompanied by an Opinion of Counsel, satisfactory to the Owner Trustee and the Indenture Trustee, to such effect. No such resignation shall become effective unless and until (i) a new servicer acceptable to the Owner Trustee and the Indenture Trustee is willing to service the Contracts and enters into a servicing agreement with the Issuer in form and substance substantially similar to this Agreement and satisfactory to the Owner Trustee and the Indenture Trustee and (ii) the Rating Agency Condition has been satisfied. No such resignation shall affect the obligation of the Master Servicer to repurchase Contracts pursuant to Section 4.07.

     (b) Except as specifically permitted in this Agreement, the Master Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided that the Master Servicer may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 7.02.

     (c) Except as provided in Sections 7.04(a) and (b), the duties and obligations of the Master Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 9.01 or the Issuer shall have been terminated as provided by the terms of the Trust Agreement, and shall survive the exercise by the Owner Trustee or the Indenture Trustee of any right or remedy under this Agreement, or the enforcement by the Owner Trustee, the Indenture Trustee or any Certificateholder or Noteholder of any provision of the Notes, the Certificates or this Agreement.

     (d) The resignation of the Master Servicer in accordance with this Section shall not affect the rights of the Seller hereunder. If the Master Servicer resigns pursuant to this Section, its appointment as custodian can be terminated pursuant to Section 3.07.

     Section 7.05. Limitation on Liability of Master Servicer and Others.

     (a) Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Master Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Master Servicer and any of its directors, officers, employees or agents shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of such Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such Trustee's duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (c) Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in the Master Servicer's opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Securityholders under the Basic Documents.

                                 ARTICLE EIGHT

                                     DEFAULT

     Section 8.01. Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Master Servicer or the Issuer, to deposit or credit, or to deliver to the Indenture Trustee for deposit, in any of the Trust Accounts any amount required hereunder to be as deposited, credited or delivered or to direct the Indenture Trustee to make any required distributions therefrom, that shall continue unremedied for a period of three Business Days after written notice of such failure is received from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Master Servicer;

          (b) any failure by the Master Servicer to deliver to the Indenture Trustee or the Owner Trustee a report in accordance with Section 4.09 or
     Section 4.10 by the fourth Business Day prior to the Distribution Date with respect to which such report is due, or the Master Servicer shall have defaulted in the due observance of any provision of Section 7.02 (other than failure to enter into an assumption agreement under Section 7.02, which is a Servicer Default only if such failure continues for ten Business
     Days);

          (c) failure on the part of the Seller, the Issuer or the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer or the Seller set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Owner Trustee, the Indenture Trustee, the Certificateholders or Noteholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
     (A) to the Master Servicer or the Seller (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Master Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class, or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest;

          (d) the occurrence of an Insolvency Event with respect to the Seller, the Issuer or the Master Servicer; or

          (e) any representation, warranty or statement of the Master Servicer, the Issuer or the Seller made in this Agreement or any certificate, report or other writing delivered by the Master Servicer prepared based on information provided by the Master Servicer pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty to which Section 3.01 or 4.06 shall be applicable so long as the Master Servicer or the Seller shall be in compliance with Section 3.02 or 4.07, as the case may be), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders or the Certificateholders and, within 30 days after written notice thereof shall have been given to the Master Servicer or the Seller by the Indenture Trustee or the Owner Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class, or Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

then, and in each and every case, so long as such Servicer Default shall not have been remedied, either the Indenture Trustee, the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or by Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest), by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders or the Certificateholders) may terminate all the rights and obligations of the Master Servicer under this Agreement. Upon such termination or a termination pursuant to Section 8.06, termination of the Master Servicer as custodian can be made pursuant to Section 3.07. On or after the receipt by the Master Servicer of written notice of termination pursuant to this Section or
Section 8.06, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Contracts or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee, the Backup Servicer or such successor Master Servicer as may be appointed under Section 8.02, as the case may be; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents, or otherwise. The Master Servicer shall cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Indenture Trustee or the Backup Servicer, as the case may be, for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to any Contract.

     Section 8.02. Indenture Trustee to Act; Appointment of Successor. Upon the Master Servicer's receipt of notice of termination pursuant to Section 8.01 or
Section 8.06 or resignation pursuant to Section 7.04, the Indenture Trustee, or in the case of a termination pursuant to Section 8.06, the Backup Servicer, shall be the successor to the Master Servicer in its capacity as servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement, except that neither the Indenture Trustee nor the Backup Servicer shall be obligated to purchase Contracts pursuant to Section
4.07 unless the obligation to repurchase arose after the date of the notice of termination given to the Master Servicer pursuant to Section 8.01 or Section 8.06, as the case may be, or be subject to any obligation of the Master Servicer to indemnify or hold harmless any Person as set forth in this Agreement arising from the acts or omissions of the predecessor Master Servicer. Any successor Master Servicer, including the Backup Servicer, shall have the rights (including any right of indemnity) of the Master Servicer.

Furthermore, the Backup Servicer shall have a right of indemnity under Articles Six and Seven hereof in connection with the performance of its duties prior to becoming the successor Master Servicer. As compensation therefor, the Indenture Trustee or the Backup Servicer, as the case may be, shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Master Servicer would have been entitled to under this Agreement if no such notice of termination shall have been given. If, however, a bankruptcy trustee or similar official has been appointed for the Master Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent the Indenture Trustee or the Noteholders from effecting a transfer of servicing. Notwithstanding the above, in the event of a termination of the Master Servicer pursuant to Section 8.01, the Indenture Trustee may, if it shall be unwilling to act, or shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle retail installment sales contracts, as the successor to the Master Servicer under this Agreement. Pending appointment of any such successor Master Servicer, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Contracts it and such successor shall agree. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 8.03. Repayment of Advances. If the identity of the Master Servicer shall change, the predecessor Master Servicer shall be entitled to receive reimbursement for outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Master Servicer.

     Section 8.04. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article, the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

     Section 8.05. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class, or, if all the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Securityholders waive in writing any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or in respect of a covenant or provisions hereof which cannot be modified without the consent of each Securityholder. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     Section 8.06. Backup Servicer. If a Backup Servicer Event has occurred and continuing, the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class, by notice then given in writing to the Master Servicer, the Indenture Trustee and the Owner Trustee may terminate all the rights and obligations of the Master Servicer under this Agreement. Upon such termination, the Backup Servicer shall become successor Master Servicer in accordance with Sections 8.01 and 8.02.

                                  ARTICLE NINE

                                   TERMINATION

     Section 9.01. Optional Purchase of All Contracts.

     (a) On any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to 10% of the Cut-Off Date Aggregate Principal Balance, the Seller shall have the option to purchase the remaining Contracts from the Issuer. Notice of the exercise of such option shall be given by the Seller to the Owner Trustee and the Indenture Trustee not later than the 25th day of the month immediately preceding the month of the related Distribution Date. To exercise such option, the Seller shall pay to the Indenture Trustee for the benefit of the Securityholders the Aggregate Repurchase Amount. The Aggregate Repurchase Amount shall be paid on the Business Day immediately preceding the related Distribution Date by the deposit into the Collection Account of an amount equal to the Aggregate Repurchase Amount less the amount on deposit in the Collection Account available for payment of the amounts described in clauses (i) through (v) of Section 9.01(e). Upon payment of the Aggregate Repurchase Amount, the Seller shall succeed to all interests in and to the Issuer. Such purchase shall be deemed to have occurred on the last day of such Collection Period. In addition, if the Master Servicer or the Seller has outstanding senior debt and such debt is not rated "investment grade" by Moody's at the time of exercising the option pursuant to this Section, then the Master Servicer or such Seller shall deliver to the Owner Trustee, the Indenture Trustee and Moody's an Opinion of Counsel to the effect that such optional purchase is not a fraudulent conveyance.

     (b) Upon any sale of the assets of the Issuer pursuant to Section 5.04 of the Indenture, the Master Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Master Servicer shall instruct the Indenture Trustee to distribute funds on deposit in the Collection Account (including such Insolvency Proceeds and any funds on deposit in the Spread Account in accordance with Section 5.06(a) of the Indenture.

     (c) As described in Article Nine of the Trust Agreement, notice of any termination of the Issuer shall be given by the Master Servicer to the Owner Trustee, the Swap Counterparty and the Indenture Trustee as soon as practicable after the Master Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

     (e) On a Distribution Date on which an optional purchase pursuant to
Section 9.01(a) of all remaining Contracts of the Issuer occurs, the Master Servicer shall instruct the Indenture

Trustee to make the following distributions of the Aggregate Repurchase Amount in the following priorities:

          (i) to the Master Servicer, any accrued and unpaid Servicing Fees with respect to one or more prior Collection Periods;

          (ii) to the Owner Trustee and Indenture Trustee, any accrued and unpaid fees and expenses;

          (iii) to the Swap Counterparty, any accrued and unpaid Net Swap Payment with respect to one or more prior Collection Periods;

          (iv) to the Note Distribution Account, the Redemption Price for full payment of outstanding principal and accrued interest on the Notes;

          (v) to the Swap Counterparty, any accrued and unpaid Subordinate Swap Termination Payments and any other amounts payable by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement and not previously paid;

          (vi) to WFSRC3 until WFSRC3 has received full repayment of the Spread Account Initial Deposit; and

          (vii) to the Certificate Distribution Account, for distribution to Certificateholders in accordance with Section 5.02 of the Trust Agreement as determined by the Master Servicer.

                                  ARTICLE TEN

                                  MISCELLANEOUS

     Section 10.01. Amendment.

     (a) This Agreement may be amended by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, collectively, without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to add or provide any credit enhancement for any Class of Notes and (iii) to change any provision applicable for determining the Specified Spread Account Balance or the manner in which the Spread Account is funded; provided, however, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder and provided, further, that in connection with any amendment pursuant to clause (ii) and (iii) above, the Master Servicer shall deliver to the Owner Trustee and the Indenture Trustee a letter from Standard & Poor's to the effect that such amendment will not cause its then-current rating on any Class of Notes to be qualified, reduced or withdrawn and the Master Servicer shall provide Moody's and Fitch notice of such amendment and, in the case of Moody's, Moody's has not objected to such amendment within 30 days, or such longer period as to which the Master Servicer shall agree, after receiving written notice thereof; and provided, further, that this Agreement may not be amended to alter the rights or obligations of the Indenture Trustee without the prior consent of the Indenture Trustee.

     (b) This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, with the consent of the Holders of Notes holding not less than 66 2/3% of the Outstanding Amount of the Notes and the consent of Certificateholders evidencing not less than 66 2/3% of the Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of
(i)(A) collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate or any Interest Rate or (B) except as otherwise provided in Section 10.01(a), the Specified Spread Account Balance, or the manner in which the Spread Account is funded or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes and Certificates of the relevant Class then outstanding and the Swap Counterparty.

     (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, as prepared by the Seller, the Master Servicer, the Swap Counterparty and the Owner Trustee on behalf of the Issuer, at the expense of the such party, together with a copy thereof, to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish the written notification of the substance of the amendment or consent described in Section 10.01(c), at the expense of the Seller, the Master Servicer or the Owner Trustee on behalf of the Issuer, as the case may be, to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to Section 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 10.02. Protection of Title to Trust.

     (a) The Master Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the perfection and priority of the interest of the Issuer, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Master Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither WFS, the Seller nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with
Section 10.02(a) seriously misleading within the meaning of Section 9-507 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. The prior sentence notwithstanding, WFS may change its name to Western Financial Auto and the Seller may change its name to Western Financial ABS 3 without prior notice to the Owner Trustee or the Indenture Trustee, provided it shall timely comply with the requirements of Section 2.01(c).

     (c) WFS, the Seller and the Master Servicer shall give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of WFS or the Seller and the Master Servicer or the Subservicers (in the case of notice provided by the Master Servicer) or the reincorporation of any of them in a different jurisdiction if, as a result of such relocation or reincorporation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Master Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

     (d) The Master Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit
(i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of such Contract.

     (e) The Master Servicer shall maintain or cause to be maintained its computer systems and those of Subservicers so that, from and after the time of sale under this Agreement of the Contracts, the Master Servicer's and Subservicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Master Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Liquidated Contract.

     (f) If at any time the Seller, the Master Servicer or a Subservicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts or installment loans to any prospective purchaser, lender or other transferee, the Master Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Master Servicer shall permit the Owner Trustee, the Indenture Trustee and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Contract.

     (h) Upon request, the Master Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the Schedule of Contracts and to each of the Distribution Date Statements furnished before such request indicating removal of Contracts from the Issuer.

          (i) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency:

               (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, the Indenture Trustee holds a perfected security interest in the Contracts, that the Issuer holds title to the Contracts subject to the security interest of the Indenture Trustee; and

               (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cut-Off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     Section 10.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee and the Indenture Trustee shall be governed by the laws of the State of New York.

     Section 10.04. Notices. All demands, notices and communications under this Agreement shall be in writing personally delivered or mailed by certified mail, return receipt requested, or where electronic delivery is applicable and requested, shall be delivered by electronic delivery, and shall be deemed to have been duly given upon receipt in the case of:

     (a)  if to the Seller, to:

          WFS Receivables Corporation 3
          444 East Warm Springs Road #116,
          Las Vegas, Nevada  89119
          Attention:  Keith Ford

     (b)  if to the Master Servicer, to:

          WFS Financial Inc
          23 Pasteur,
          Irvine, California  92618
          Attention:  Legal Department

     (c)  if to the Issuer or Owner Trustee, to:

          WFS Financial 2005-3 Owner Trust
          Chase Bank USA, National Association
          c/o JPMorgan Chase
          500 Stanton Christiana Rd., OPS4 /3rd Floor
          Newark, Delaware  19713
          Attention:  Worldwide Securities Services

     (d)  if to the Indenture Trustee, to:

          Deutsche Bank Trust Company Americas
          60 Wall Street, 26th Floor
          MS NYC60-2606
          New York, New York  10005
          Attention: Corporate Trust & Agency Services - Structured Finance Services

     (e)  if to Moody's, to:

          Moody's Investors Service, Inc.
          ABS Monitoring Department
          99 Church Street
          New York, New York  10007
          Email: ServicerReports@moodys.com

     (f)  if to Standard & Poor's, to:

          Standard & Poor's Ratings Services
          55 Water Street, 41st Floor
          New York, New York  10041-0003
          Attention:  ABS Surveillance Group
          Email:  Servicer_reports@sandp.com

     (g)  if to Fitch, to:

          Fitch Ratings
          One State Street Plaza
          New York, New York  10004
          Attention:  Asset Backed Securities - Auto Group, 32nd Floor

     (h)  if to the Swap Counterparty, to:

          Merrill Lynch Capital Services, Inc.
          Merrill Lynch World Headquarters
          4 World Financial Center
          18th Floor
          New York, New York  10080
          Attention:  Swap Group

or to such other address as any entity shall have provided in writing to the other entities whose addresses are listed in this Section. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above. Any notice required or permitted to be to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate Register, as the case may be. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not such Securityholder shall receive such notice.

     Section 10.05. Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

     Section 10.06. Assignment. Notwithstanding anything to the contrary contained herein, as provided in Sections 6.03 and 7.02, this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of Holders of Notes of each Class evidencing not less than 66 2/3% of the Outstanding Amount of Notes of such Class and Certificateholders evidencing not less than 66 2/3% of the aggregate Certificate Percentage Interest.

     Section 10.07. Third Party Beneficiaries. Except as otherwise specifically provided herein, no party other than the Swap Counterparty shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

     Section 10.08. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

     Section 10.09. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.10. Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Contracts or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 10.11. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

     Section 10.12. Limitation on Recourse Against WFSRC3. Notwithstanding anything to the contrary contained in this Agreement, the obligations of WFSRC3 under the Basic Documents are solely the corporate obligations of WFSRC3, and shall be payable by WFSRC3, solely as provided by the Basic Documents. WFSRC3 shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Basic Documents from funds available pursuant to, and in accordance with, the payment priorities set forth in this Agreement and (ii) to the extent WFSRC3 has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of WFSRC3 incurred in accordance with WFSRC3's certificate of incorporation and all financing documents to which WFSRC3 is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of

Section 510(a) of the Bankruptcy Code. In addition, no amount owing by WFSRC3 hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                               WFS FINANCIAL 2005-3 OWNER TRUST

                               By: CHASE BANK USA, NATIONAL
                                   ASSOCIATION,
                                   not in its individual capacity but solely as
                                   Owner Trustee on behalf of the Trust

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               WFS RECEIVABLES CORPORATION 3,
                               as Seller

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               WFS FINANCIAL INC,
                               as Master Servicer

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

Acknowledged and accepted as of the
day and year first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but
solely as Indenture Trustee and Backup
Servicer

By:
    ---------------------------
     Name:
     Title:

                                                                      SCHEDULE A

                             SCHEDULE OF CONTRACTS

      [Omitted--Schedule of Contracts on file at the offices of the Seller, the Master Servicer, the Owner Trustee and the Indenture Trustee.]

                                                                      SCHEDULE B

                           LOCATION OF CONTRACT FILES

WFS Financial Inc              WFS Financial Inc
23 Pasteur                     6061 N. State Highway 161
Irvine, CA  92618              Irving, TX  75038
714-727-1000                   972-870-8060

                                                                      SCHEDULE C

                  SECONDARY SPREAD ACCOUNT TRIGGER PERCENTAGES

                                                         Secondary Spread
                                                              Account
                Distribution Date                       Trigger Percentage
                -----------------                       ------------------
September 2005....................................            0.15%
October 2005......................................            0.30%
November 2005.....................................            0.45%
December 2005.....................................            0.60%
January 2006......................................            0.75%
February 2006.....................................            0.90%
March 2006........................................            1.05%
April 2006........................................            1.20%
May 2006..........................................            1.37%
June 2006.........................................            1.54%
July 2006.........................................            1.71%
August 2006.......................................            1.88%
September 2006....................................            2.05%
October 2006......................................            2.22%
November 2006.....................................            2.39%
December 2006.....................................            2.56%
January 2007......................................            2.73%
February 2007.....................................            2.90%
March 2007........................................            3.07%
April 2007........................................            3.24%
May 2007..........................................            3.37%
June 2007.........................................            3.50%
July 2007.........................................            3.63%
August 2007.......................................            3.76%
September 2007....................................            3.89%
October 2007......................................            4.02%
November 2007.....................................            4.15%
December 2007.....................................            4.28%
January 2008......................................            4.41%
February 2008.....................................            4.54%
March 2008........................................            4.67%
April 2008........................................            4.80%
May 2008..........................................            4.93%
June 2008.........................................            5.07%
July 2008.........................................            5.20%
August 2008.......................................            5.33%
September 2008....................................            5.47%

                                                         Secondary Spread
                                                              Account
                Distribution Date                       Trigger Percentage
                -----------------                       ------------------
October 2008......................................            5.60%
November 2008.....................................            5.73%
December 2008.....................................            5.87%
January 2009......................................            6.00%
February 2009.....................................            6.13%
March 2009........................................            6.27%
April 2009........................................            6.40%
May 2009..........................................            6.53%
June 2009.........................................            6.67%
July 2009.........................................            6.80%
August 2009.......................................            6.93%
September 2009....................................            7.07%
October 2009......................................            7.20%
November 2009.....................................            7.33%
December 2009.....................................            7.47%
January 2010......................................            7.60%
February 2010.....................................            7.73%
March 2010........................................            7.87%
On and after April 2010...........................            8.00%

                                                                       EXHIBIT A

                                   FORM OF RIC

                                                                       EXHIBIT B

                       FORM OF DISTRIBUTION DATE STATEMENT

                                                                       EXHIBIT C

                       FORM OF MANAGEMENT ASSERTION LETTER

                        [Letterhead of WFS Financial Inc]

[Addressed to CPA]

          Re:  WFS Financial 2005-3 Owner Trust
               Auto Receivable Backed Notes

     We hereby certify that, as of and for the [period] ended [date], WFS Financial Inc has complied [This assertion should be modified as necessary to identify any noncompliance.] in all material respect with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers. As of and for this same period, WFS Financial Inc had in effect a fidelity bond and errors and omissions policy in the amount of $[ ].

     Certified this _____ day of _______ 20___.

                               WFS FINANCIAL INC

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               By: ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT D

                    FORM OF MANAGEMENT REPRESENTATION LETTER

                        [Letterhead of WFS Financial Inc]

[Addressed to CPA]

          Re:  WFS Financial 2005-3 Owner Trust
               Auto Receivable Backed Notes

     In connection with your examination of our assertion that WFS Financial Inc complied with the minimum servicing standards in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers
(USAP) as of and for the [period] ended [date], we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to express an opinion on management's assertion about compliance with the minimum servicing standards. Accordingly, we make the follow representations, which are true to the best of our knowledge and belief in all material respects:

     1. We are responsible for complying with the minimum servicing standards in the USAP.

     2. We are responsible for establishing and maintaining an effective internal control structure over compliance with the minimum servicing standards.

     3. We have performed an evaluation of WFS Financial Inc's compliance with the minimum servicing standards.

     4. As of and for the [period] ended [date], WFS Financial Inc has complied with the minimum servicing standards. [This assertion should be modified as necessary to identify any noncompliance.]

     5. We have disclosed to you all known noncompliance with the minimum servicing standards.

     6. We have made available to you all documentation related to compliance with the minimum servicing standards.

     7. We have made the following interpretation of the minimum servicing standard related to...[specify management's interpretation of any compliance requirements that have varying interpretations.]

     8. We have disclosed any communications from regulatory agencies, internal auditors, and other practitioners concerning possible noncompliance with the minimum servicing standards, including communications received between [specify the end of the period addressed in management's assertion and the date of the CPA's report]

     9. We have disclosed to you any known noncompliance occurring subsequent to [specify period covered by management's assertion].

     Certified this _____ day of _______ 20___.

                               WFS FINANCIAL INC

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                      D-2